UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22883

ARK ETF Trust
(Exact name of registrant as specified in charter)

c/o ARK Investment Management LLC

3 East 28th Street, 7th Floor
New York, NY 10016
(Address of principal executive offices) (Zip code)

Corporation Service Company
2711 Centerville Road
Suite 400
Wilmington, DE 19808
(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 426-7040

Date of fiscal year end: July 31

Date of reporting period: July 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

ARK ETF TRUST
ANNUAL REPORT

JULY 31, 2019

INVESTING AT THE PACE OF INNOVATION

ARK Fintech Innovation ETF (ARKF)

ARK Genomic Revolution ETF (ARKG)

ARK Industrial Innovation ETF (ARKQ)

ARK Innovation ETF (ARKK)

ARK Israel Innovative Technology ETF (IZRL)

ARK Web x.0 ETF (ARKW)

The 3D Printing ETF (PRNT)

ARK Invest | 3 E. 28th Street, 7th Floor, New York, NY 10016 | 212.426.7040 | info@ark-invest.com | ark-funds.com

Important Notice
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of each Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, shareholder reports will be made available on http://ark-funds.com/investor-resources, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting your financial intermediary or, if you are a direct investor, by calling (212) 426-7040.

You may elect to receive all future shareholder reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with a Fund, you can call (212) 426-7040 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive shareholder reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Funds.

The principal risks of investing in the ARK ETFs include: Equity Securities Risk: The value of the equity securities the Funds hold may fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities the Funds hold operate or factors relating to specific companies in which the Funds invest (e.g., litigation or government regulation), among other factors. Foreign Securities Risk: Investments in the securities of foreign issuers involve risks beyond those associated with investments in U.S. securities such as risks of currency exchange rates, differences in foreign accounting and legal standards, and government restrictions on repatriation of capital. Health Care Sector Risk: Companies in the health care sector may be adversely affected by government regulations and government health care programs, restrictions on government reimbursement for medical expenses, increases or decreases in the cost of medical products and services and product liability claims, among other factors. Consumer Discretionary Risk: The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income and consumer preferences, social trends and marketing campaigns. Industrials Sector Risk: Companies in the industrials sector may be adversely affected by changes in government regulation (such as through the imposition or removal of tariffs), world events, economic conditions, environmental damages, product liability claims and exchange rates. Information Technology Sector Risk: Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on profit margins. The markets in which many information technology companies compete face rapidly evolving industry standards and government regulations, frequent new service and product announcements, introductions and enhancements, and changing customer demands. Communications Sector Risk: Communication companies are particularly vulnerable to the potential obsolescence of products and services due to technological advancement and the innovation of competitors. Companies in the communications sector may also be affected by other competitive pressures, such as pricing competition, as well as research and development costs, substantial capital requirements and government regulation. Financial Technology Sector Risk: companies in the financial technology (“FinTech”) sector that are developing financial technologies that seek to disrupt or displace established financial institutions generally face competition from much larger and more established firms. FinTech companies may not currently derive any revenue, and there is no assurance that such companies will derive any revenue from innovative technologies in the future. Cryptocurrency Investment Risk: The Funds may have exposure to cryptocurrency, such as bitcoin, indirectly through an investment in a grantor trust (e.g., the Grayscale Bitcoin Trust (BTC)) that will experience any associated volatility of the underlying cryptocurrency. The Funds’ exposure to cryptocurrencies may change over time and, accordingly, such exposure may not always be present in the Funds’ portfolios. Cryptocurrencies such as bitcoin are not “fiat” currencies of any central bank or government and currently are not subject to the authority of any central bank or government authority and are therefore not backed by any government, and regulatory and tax treatment of cryptocurrencies continues to develop. Please see the ARK ETFs’ current prospectuses for more detailed descriptions of the risks of investing in the ARK ETFs.

The views expressed in the Shareholder Letter are those of ARK Investment Management LLC (“ARK”) as of July 31, 2019. Management's Discussion of Fund Performance presents information about the ARK ETFs' holdings that is believed to be accurate, and the views of the Funds' portfolio manager, as of July 31, 2019. The Shareholder Letter and Management's Discussion of Fund Performance may not necessarily reflect the views or holdings on the date this Annual Report is first published or anytime thereafter. The information in the Shareholder Letter and Management's Discussion of Fund Performance may change, and the ARK ETFs disclaim any obligation to advise shareholders of any such changes. Certain information was obtained from sources that ARK believes to be reliable; however, ARK does not guarantee the accuracy or completeness of any information obtained from any third party.

Portfolio holdings will change and should not be considered as investment advice or a recommendation to buy, sell or hold any particular security. Please visit www.ark-funds.com for the most current list of portfolio holdings for the ARK ETFs.

The S&P 500 Index is a widely recognized capitalization-weighted index that measures the performance of the large-capitalization sector of the U.S. stock market. The MSCI World Index represents large and mid-cap equity performance across 23 developed markets. Returns shown for the MSCI World Index are net of foreign withholding taxes applicable to U.S. investors. Securities indexes assume reinvestment of all distributions and interest payments and do not take into account brokerage fees or taxes. Index performance information was furnished by sources deemed reliable and is believed to be accurate, however, no warranty or representation is made as to the accuracy thereof and the information is subject to correction. You cannot invest directly in an index, securities in an ARK ETF will not exactly match those in an index, and performance of an ARK ETF will differ from the performance of an index. Although reinvestment of dividend and interest payments is assumed, no expenses are netted against an index's returns.

Shareholder Letter
(Unaudited)

Dear Shareholder:

This Annual Report for the ARK ETF Trust covers the period from August 1, 2018 through July 31, 2019 for each ARK exchange traded fund (“ETFs” or collectively, “ARK ETFs”). The ARK ETF Trust currently consists of five actively-managed, theme-based ETFs and two index-based ETFs:

ETF	Commencement Date
ARK Fintech Innovation ETF	2/4/19
ARK Genomic Revolution ETF	10/31/14
ARK Industrial Innovation ETF	9/30/14
ARK Innovation ETF	10/31/14
ARK Israel Innovative Technology ETF	12/5/17
ARK Web x.0 ETF	9/30/14
The 3D Printing ETF	7/19/16

ARK Investment Management LLC (“ARK”), the investment adviser to the ARK ETFs, specializes in thematic investing in disruptive innovation. ARK defines disruptive innovation as the introduction of a technologically enabled new product or service that should change an industry landscape by creating simplicity and accessibility while driving down costs. We believe innovation enables industry growth, facilitates convergence across different sectors of the economy, and drives long-term investment opportunities. Over time, innovation should displace industry incumbents, increase efficiencies, and gain majority market share.

ARK offers investment strategies focused solely on disruptive innovations centered around five innovation platforms: robotics/automation, energy storage, genomic sequencing, artificial intelligence and blockchain technology. According to ARK estimates, the five technologically enabled disruptive innovation platforms should generate more than $50 trillion in business value and wealth creation over the next 10 – 15 years. Today, we believe they account for less than $6 trillion in global equity market capitalization, giving investors an opportunity to capitalize dependent on their portfolio positioning.

ARK’s goal is to invest at the pace of innovation based on the belief that technologically enabled change is occurring at an accelerated rate, challenging benchmarks and index-based products to adjust to this rapid pace of change. ARK’s differentiated investment strategy is to find and invest in the companies that are poised to transform the global economy. ARK seeks to bring balance back to portfolios that have become increasingly benchmark-sensitive. ARK believes that passive investing generally cannot: (i) capitalize on investment opportunities created by disruptive innovations or (ii) produce the returns investors can achieve through truly active equity management.

On the following pages, you will find information relating to your ARK ETF investment. If you have any questions, I encourage you to contact your financial advisor or ARK directly. You also can find additional information, including our daily portfolio holdings, on the ARK ETF website located at: www.ark-funds.com.

We appreciate the opportunity to help you meet your investment goals and thank you for investing with us at the pace of innovation!

Sincerely,

Catherine D. Wood
Chief Investment Officer and Chief Executive Officer
ARK Investment Management LLC

Management’s Discussion of Fund Performance
(Unaudited)

Market Review and Investment Strategy

In the fiscal period ended July 31, 2019, equity markets around the world continued to appreciate despite increased volatility around fears of recession caused by trade tensions, Fed tightening, and flat to inverted yield curves. The market experienced a sizable correction in late 2018 but recovered during the first half of 2019, strengthening our conviction that the bull market continues to climb a wall of worry.

In our view, real GDP growth in most regions of the world will regain momentum and surprise on the high side of expectations later this year for four reasons: continued deregulation and potential rate cuts in the US, continued moves toward ease in both fiscal and monetary policies in China, lower tariffs globally as trade negotiations evolve, and the exponential growth and low inflation associated with technologically enabled disruptive innovation. Because President Trump believes that the US stock market is one of the most important gauges of his performance, odds are high that the move to block the Chinese multinational technology company, Huawei Technologies Co. Ltd., was one of the biggest and last bargaining chips in a push to resolve the trade negotiation impasse. Tariff and income tax rate cuts should breathe new life not only into China and, thereby, the Asia Pacific region but also into Europe and North America. As long as supply side policies prevail in the US and China, productivity gains should offset the impact of accelerated wage gains, limiting inflation and interest rate gains.

While the Fed might respond to softer economic activity with another rate cut some time this year, once trade uncertainties dissipate, short term interest rates should turn up in response to stronger than anticipated real growth. Simultaneously, long-term interest rates respond more to lower inflation in the US, extending the inversion that the yield curve entered this spring. While most investors fear the impact of a “bearish flattening”, we are interpreting the recent inversion of the yield curve as a “bullish flattening”. In other words, technologically enabled disruptive innovation and productivity gains seem likely to evolve into a “deflationary boom” the likes of which we have not seen since the late 1800s. The combination of rapid real GDP growth and low inflation could provide a productive backdrop for equity markets around the world during the next few years.

ARK continues to research and discover companies that are causing or embracing disruptive innovation, spurring pockets of rapid growth in an otherwise sluggish growth environment. Relative to the S&P 500 Index and the MSCI World Index, ARK’s active ETFs turned in mixed performances relative to the broad-based indexes during the fiscal period ended July 31, 2019, while ARK’s self-indexed ETFs underperformed them.

During uncertain or tumultuous times, disruptive innovation tends to take root, enabling companies to cut costs, increase productivity, and create new products and services. At the same time, volatility tends to drive investment flows back to the more traditional benchmarks against which risk often is measured, and in which the majority of stocks associated with disruptive innovation are not well represented. ARK seeks to capitalize on opportunities missed as investors gravitate toward traditional benchmarks during uncertain times, while the fundamental growth associated with companies causing or embracing disruptive innovation accelerates.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Fintech Innovation ETF (ARKF)

The ARK Fintech Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of financial technology (“Fintech”) innovation.

Since inception on February 4, 2019, the ARK Fintech Innovation ETF (ARKF) outperformed both the S&P 500 Index and the MSCI World Index.

The top contributors to ARKF’s performance were Zillow (Z), Square (SQ), Apple (AAPL), LendingTree (TREE), and MercadoLibre (MELI). Zillow (Z) contributed positively to performance after it reported that its new Home segment, Zillow Offers, generated revenues 18% ahead of expectations during the first quarter of 2019, and that it will enter Los Angeles, Sacramento, San Antonio, and Tampa by early 2020. In the second half of 2018, Square (SQ) responded well to several product updates and announcements including an integration of Postmates, DoorDash and Chowly into Square for Restaurants and a suite of point of sale device software and services for restaurants. In addition, Google search interest for Square’s Cash App surpassed that of PayPal’s Venmo for the first time. Apple (AAPL) responded well to multiple product announcements at the company’s developer conference in mid-2019, most prominently the upcoming ‘Sign In with Apple’ feature.

The biggest detractors from ARKF’s performance were Baidu (BIDU), Zhongan (6060 HK), LINE (3948 JP), Eventbrite (EB), and Jumia (JMIA). Baidu’s (BIDU) advertising business has been hit by the trade-related slowdown in China, new government regulations on healthcare advertising, and increased competition. Baidu is currently an investor with CITIC Bank, one of China’s premier banks, in a fintech company called aiBank — an online banking platform. It was recently announced that the joint venture, aiBank, will seek up to $1 billion in private funding. Zhongan (6060 HK) was impacted negatively by trade tensions between the US and China as well as leadership changes in mid-2019. LINE (3948 JP) grappled with slowing advertising revenue growth as well as increased investments in high-profile partnerships with VISA (virtual debit card and physical credit card), NOMURA (asset management), Mercari and NTT DOCOMO (mobile payments) and Mizhuo (bank account and credit scoring system).

Average Annual Total Returns as of 7/31/19

Since Inception (Annualized)
ARK Fintech Innovation ETF (ARKF)
Net Asset Value	14.21%
Market Price	14.30%
S&P 500 Index	11.21%
MSCI World Net Index	9.01%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/19 (At Net Asset Value)

*	ARKF’s inception date is 2/4/19.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKF is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Genomic Revolution ETF (ARKG)

The ARK Genomic Revolution ETF is an actively managed exchange traded fund that invests in companies across multiple sectors, including health care, information technology, materials, energy and consumer discretionary, that are relevant to the Fund’s investment theme of the genomics revolution.

During the fiscal year ended July 31, 2019, the ARK Genomic Revolution ETF (ARKG) outperformed the S&P 500 and the MSCI World Index.

The top contributors to ARKG’s performance were Invitae (NVTA), Veracyte (VCYT), Nanostring Technologies (NSTG), Pacific Biosciences (PACB), and Iovance Biotherapeutics (IOVA). Invitae (NVTA) delivered triple-digit growth in testing volume, revenue, and gross profit on a year-over-year basis in 2018. In 2019, Invitae announced its entrance into new genetic screening markets, a secondary offering of common stock, promising data publications, and strong 2019 guidance as regulators and payors showed more support. Veracyte’s (VCYT) outperformance occurred in the first half of 2019 after it announced a strategic partnership with Johnson & Johnson (JNJ) Innovation to commercialize its nasal swab test for the classification of potential lung cancers. Veracyte also received a local coverage determination (LCD) from a Centers of Medicare & Medicaid Services contractor for its Envisia classifier, the first test commercially available for the diagnosis of idiopathic pulmonary fibrosis. Nanostring (NSTG) responded to optimism about the impending commercialization of its GeoMx Digital Spatial Profiling platform. This best-in-class instrument can perform a multiplexed analysis of DNA, RNA, and gene expression with detailed spatial context. Early access programs are over-subscribed, suggesting that the GeoMx commercialization in the second half of 2019 will meet with good success.

The biggest detractors to ARKG’s performance were Intellia Therapeutics (NTLA), Cellectis (CLLS), Seres Therapeutics (MCRB), Bellicum Pharmaceuticals (BLCM), and Inovio Pharmaceuticals (INO). Intellia Therapeutics (NTLA), one of three public Clustered Regularly Interspaced Short Palindromic Repeats (CRISPR) genome-editing pure plays, detracted from performance in late 2018 after announcing it would seek FDA approval in 2020 to start a human clinical trial of its lead gene editing treatment for a rare liver disease. Intellia Therapeutics originally planned to file the Investigational New Drug (IND) application by the end of 2019. Cellectis (CLLS), a leader in allogenic CAR-T delivery with additional intellectual property around Zinc-Finger Nucleases (ZFN), Transcription Activator-Like Effector Nucleases (TALENS), and CRISPR gene editing, is in heavy investment mode to capitalize on these scientific breakthroughs. Also investing aggressively is Seres Therapeutics (MCRB), the leader in microbiome research with a pipeline focused on reconstituting the gut microbiome to treat infectious diseases and improve cancer care outcomes. Investors are waiting for a proof of concept, as Seres Therapeutics’ microbiome research still is limited to labs.

Average Annual Total Returns as of 7/31/19

	1 Year	3 Year	Since Inception (Annualized)
ARK Genomic Revolution ETF (ARKG)
Net Asset Value	19.87%	23.93%	12.95%
Market Price	20.00%	24.04%	13.00%
S&P 500 Index	7.99%	13.36%	11.07%
MSCI World Net Index	3.62%	10.42%	7.67%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/19 (At Net Asset Value)

*	ARKG’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKG is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Industrial Innovation ETF (ARKQ)

The ARK Industrial Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of industrial innovation.

During the fiscal year ended July 31, 2019, the ARK Industrial Innovation ETF (ARKQ) underperformed the S&P 500 and the MSCI World Index.

The top contributors to ARKQ’s performance were Stratasys (SSYS), Materialise (MTLS), Teradyne (TER), Xilinx (XLNX), and Kratos Defense & Security Solutions (KTOS). Stratasys (SSYS) struck two new aerospace deals in mid-2019: Marshall Aerospace and Defense Group selected Stratasys’s fuse deposition modelling 3D technology and its ULTEM 9085 resin to produce final parts for aircraft, and Boom Supersonic extended its relationship with Stratasys for seven years to produce parts for aircraft that will fly at twice the speed of sound. 3D printing is a key technology enabling smaller and lighter aircraft parts. Materialise (MTLS) contributed positively to performance after its Mimics Enlight cardiovascular planning software suite received clearance from the FDA, the first 3D printing software approval since the FDA determined that software is a medical device. Teradyne’s (TER) performance was driven largely by strong earnings, as its industrial automation segment is growing rapidly via its autonomous Mobile Industrial Robots. Another source of strength was tester demand for 5G related infrastructure and semiconductors for smartphone handsets.

The biggest detractors from ARKQ’s performance were Baidu (BIDU), 2U (TWOU), JD.com (JD), Tesla (TSLA) and Organovo (ONVO). Baidu’s (BIDU) advertising business has been hit by the trade-related slowdown in China, new government regulations on healthcare advertising, and increased competition. That said, its open source autonomous driving software platform Apollo now has 15,000 developers and has been applied to street cleaning, goods delivery, and shuttle services in addition to autonomous vehicles. Baidu is focused on partnering with local governments for various autonomous applications, including robotaxi pilots in the second half of 2019. 2U (TWOU) detracted from performance after lowering its forecast for future online graduate program growth in response to increased regional competition and a strong economy beset with labor shortages. In response, 2U has cut in half the number of graduate programs it plans to launch during the next few years but is accelerating plans for its shorter term GetSmarter certificate courses and Trilogy boot camps for coding. JD.com (JD) has been particularly hard hit by a number of forces, primarily trade tensions between the U.S. and China, intensified competition from Alibaba, and its decision to accelerate investment spending on a logistics network. JD remains a leader in drone technology and may benefit as the Japanese government pushes toward large form factor drones in logistics.

Average Annual Total Returns as of 7/31/19

	1 Year	3 Year	Since Inception (Annualized)
ARK Industrial Innovation ETF (ARKQ)
Net Asset Value	-2.66%	18.48%	12.17%
Market Price	-2.84%	18.55%	12.19%
S&P 500 Index	7.99%	13.36%	11.09%
MSCI World Net Index	3.62%	10.42%	7.37%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/19 (At Net Asset Value)

*	ARKQ’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKQ is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Innovation ETF (ARKK)

The ARK Innovation ETF is an actively managed exchange traded fund that invests in securities of companies that rely on or benefit from the development of new products or services, technological improvements and advancements in scientific research relating to the areas of genomics (“Genomic Revolution Theme”), industrial innovation (“Industrial Innovation Theme”), next generation internet (“Web x.0 Theme”) or financial technology (“Fintech Theme”).

During the fiscal year ended July 31, 2019, the ARK Innovation ETF outperformed the S&P 500 and the MSCI World Index.

The top contributors to ARKK’s performance were Invitae (NVTA), Nanostring Technologies (NSTG), Veracyte (VCYT), Stratasys (SSYS), and Twitter (TWTR). Invitae (NVTA) delivered triple-digit growth in testing volume, revenue, and gross profit on a year-over-year basis in 2018. In 2019, Invitae announced its entrance into new genetic screening markets, a secondary offering of common stock, promising data publications, and strong 2019 guidance as regulators and payors showed more support. Nanostring (NSTG) responded to optimism about the impending commercialization of its GeoMx Digital Spatial Profiling (DSP) platform. This best-in-class instrument can perform a multiplexed analysis of DNA, RNA, and gene expression with detailed spatial context. Early access programs are over-subscribed, suggesting that its commercialization in the second half of 2019 will meet with good success. Veracyte’s (VCYT) outperformance occurred in the first half of 2019 after it announced a strategic partnership with Johnson & Johnson (JNJ) Innovation to commercialize its nasal swab test for the classification of potential lung cancers. It also received a local coverage determination (LCD) from a Centers of Medicare & Medicaid Services (CMS) contractor for its Envisia classifier, the first test commercially available for the diagnosis of idiopathic pulmonary fibrosis (IPF).

The biggest detractors from ARKK’s performance were Baidu (BIDU), Intellia Therapeutics (NTLA), 2U (TWOU), JD.com (JD), and Seres

Therapeutics (MCRB). Baidu’s (BIDU) advertising business has been hit by the trade-related slowdown in China, new government regulations on healthcare advertising, and increased competition. That said, its open source autonomous driving software platform Apollo now has 15,000 developers and has been applied to street cleaning, goods delivery, and shuttle services in addition to autonomous vehicles. Baidu is focused on partnering with local governments for various autonomous applications, including robotaxi pilots in the second half of 2019. Intellia Therapeutics (NTLA), one of three public CRISPR genome-editing pure plays, detracted from performance in late 2018 after announcing it would seek FDA approval in 2020 to start a human clinical trial of its lead gene editing treatment for a rare liver disease. The company originally planned to file the IND application by the end of 2019. 2U (TWOU) detracted from performance after lowering its forecast for future online graduate program growth in response to increased regional competition and a strong economy beset with labor shortages. In response, 2U has cut in half the number of graduate programs it plans to launch during the next few years but is accelerating plans for its shorter term GetSmarter certificate courses and Trilogy boot camps for coding.

Average Annual Total Returns as of 7/31/19

	1 Year	3 Year	Since Inception (Annualized)
ARK Innovation ETF (ARKK)
Net Asset Value	12.14%	34.85%	22.13%
Market Price	12.27%	35.01%	22.20%
S&P 500 Index	7.99%	13.36%	11.07%
MSCI World Net Index	3.62%	10.42%	7.67%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/19 (At Net Asset Value)

*	ARKK’s inception date is 10/31/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKK is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Israel Innovative Technology ETF (IZRL)

The ARK Israel Innovative Technology ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israeli Innovation Index, which is designed to track the price movements of exchange listed Israeli companies whose main business operations are causing disruptive innovation in the areas of genomics, biotechnology, industrials, manufacturing, the Internet, and/or information technology.

During the fiscal year ended July 31, 2019, the ARK Israel Innovative Technology ETF (IZRL) underperformed the S&P 500 Index and the MSCI World Index.

The top contributors to IZRL’s performance were CyberArk (CYBR), Audiocodes (AUDC), Intercure (INCR IT), Danel (DANE), and Hilan (HLAN). CyberArk (CYBR) provides information technology security solutions and offers services which protect an organization’s privileged accounts from cyber-attacks. CYBR experienced double-digit revenue growth in the first half of 2019 and management increased full year guidance for the top and bottom line.

The biggest detractors from IZRL’s performance were Teva Pharmaceutical (TEVA), Radcom (RDCM), Foamix Pharmaceuticals (FOMX), Galmed Pharmaceuticals (GLMD), and Cellcom (CEL). Teva, an Israeli-based generics company, faced a number of setbacks during the year including a proposed settlement for opioid use and a Chief Financial Officer transition. The generics business is becoming less profitable, especially as healthcare moves towards biologics.

Average Annual Total Returns as of 7/31/19

	1 Year	Since Inception (Annualized)
ARK Israel Innovative Technology ETF (IZRL)
Net Asset Value	1.57%	3.53%
Market Price	1.20%	3.85%
S&P 500 Index	7.99%	9.72%
MSCI World Net Index	3.62%	5.44%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/19 (At Net Asset Value)

*	IZRL’s inception date is 12/5/17.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for IZRL is 0.49%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares. Returns for less than one year are not annualized.

Management’s Discussion of Fund Performance (continued)
(Unaudited)

Investment Results: ARK Web x.0 ETF (ARKW)

The ARK Web x.0 ETF is an actively managed exchange traded fund that invests in securities of companies that are relevant to the Fund’s investment theme of Web x.0, or the next generation internet.

During the fiscal year ended July 31, 2019, the ARK Web x.0 ETF (ARKW) underperformed the S&P 500 Index and outperformed the MSCI World Index.

The top contributors to ARKW’s performance were Veracyte (VCYT), Twitter (TWTR), LendingTree (TREE), Square (SQ), and Bitcoin Investment Trust (GBTC). Veracyte’s (VCYT) outperformance occurred in the first half of 2019 after it announced a strategic partnership with Johnson & Johnson (JNJ) Innovation to commercialize its nasal swab test for the classification of potential lung cancers. It also received a local coverage determination from a Centers of Medicare & Medicaid Services contractor for its Envisia classifier, the first test commercially available for the diagnosis of idiopathic pulmonary fibrosis. Twitter (TWTR) responded well to second quarter earnings in 2019, specifically higher than expected revenues and Daily Active Users. LendingTree (TREE) reported strong earnings in the first half of 2019 with strong organic growth across many business lines and a boost from two acquisitions, QuoteWizard and ValuePenguin.

The biggest detractors from ARKW’s performance were Baidu (BIDU), 2U (TWOU), JD.com (JD), Cloudera (CLDR) and Nutanix (NTNX). Baidu’s (BIDU) advertising business has been hit by the trade-related slowdown in China, new government regulations on healthcare advertising, and increased competition. That said, its open source autonomous driving software platform Apollo now has 15,000 developers and has been applied to street cleaning, goods delivery, and shuttle services in addition to autonomous vehicles. Baidu is focused on partnering with local governments for various autonomous applications, including robotaxi pilots in the second half of 2019. 2U (TWOU) detracted from performance after lowering its forecast for future online graduate program growth in response to increased regional competition and a strong economy beset with labor shortages. In response, 2U has cut in half the number of graduate programs it plans to launch during the next few years and but accelerating plans for its shorter term GetSmarter certificate courses and Trilogy boot camps for coding. JD.com (JD) has been particularly hard hit by a number of forces, primarily trade tensions between the U.S. and China, intensified competition from Alibaba, and its decision to accelerate investment spending on a logistics network. JD remains a leader in drone technology and may benefit as the Japanese government pushes toward large form factor drones in logistics.

Average Annual Total Returns as of 7/31/19

	1 Year	3 Year	Since Inception (Annualized)
ARK Web x.0 ETF (ARKW)
Net Asset Value	7.49%	35.69%	26.28%
Market Price	7.80%	36.02%	26.37%
S&P 500 Index	7.99%	13.36%	11.09%
MSCI World Net Index	3.62%	10.42%	7.37%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/19 (At Net Asset Value)

*	ARKW’s inception date is 9/30/14.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for ARKW is 0.75%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Management’s Discussion of Fund Performance (concluded)
(Unaudited)

Investment Results: The 3D Printing ETF (PRNT)

The 3D Printing ETF is an indexed exchange traded fund that seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index, which is designed to track the price movements of the stocks of companies involved in the 3D printing industry.

The 3D Printing ETF is the only pure-play ETF dedicated to the 3D printing ecosystem. During the fiscal year ended July 31, 2019, The 3D Printing ETF (PRNT) underperformed the S&P 500 Index and the MSCI World Index.

The top contributors to PRNT’s performance were Stratasys (SSYS), Materialise (MTLS), Microsoft (MSFT), Autodesk (ADSK), and Ansys (ANSS). Stratasys (SSYS) struck two new aerospace deals in mid-2019: Marshall Aerospace and Defense Group selected Stratasys’s fuse deposition modelling technology and its ULTEM 9085 resin to produce final parts for aircraft, and Boom Supersonic extended its relationship with Stratasys for seven years to produce parts for aircraft that will fly at twice the speed of sound. 3D printing is a key technology enabling smaller and lighter aircraft parts.

The biggest detractors from PRNT’s performance were Organovo (ONVO), Prodways (PWG), SLM Solutions (SLM), Renishaw

(RNSHF), and MGI Digital (ALMDG). Organovo Holdings (ONVO) 3D prints biotissue for therapeutic purposes. The company was the largest detractor this year after announcing it ended its lead program for therapeutic 3D printed liver tissue given development timeline concerns. Organovo has decided on a new focus that should deliver shareholder value within a shorter time frame. The company has a four-year collaboration with Murdoch Children’s Research Institute (MCRI) under professor Melissa Little, and the Leiden University Medical Center to develop stem-cell based bio-printed tissue treatments for kidney disease, highlighting the value in Organovo’s platform.

Average Annual Total Returns as of 7/31/19

	1 Year	3 Year	Since Inception (Annualized)
The 3D Printing ETF (PRNT)
Net Asset Value	-8.25%	4.26%	4.26%
Market Price	-7.76%	4.45%	4.59%
S&P 500 Index	7.99%	13.36%	13.31%
MSCI World Net Index	3.62%	10.42%	10.68%

Growth of an Assumed $10,000 Investment Since Inception* Through 7/31/19 (At Net Asset Value)

*	PRNT’s inception date is 7/19/16.

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal will fluctuate so that an investor’s shares, when sold, may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.arkfunds.com. As stated in the ARK ETFs’ current prospectuses, the expense ratio for PRNT is 0.66%. Additional information about fees and expense levels can be found in the ARK ETFs’ current prospectuses. Net asset value (“NAV”) returns are based on the dollar value of a single share of an ARK ETF, calculated using the value of the underlying assets of the ARK ETF minus its liabilities, divided by the number of shares outstanding. The NAV is typically calculated at 4:00 pm Eastern time on each business day the New York Stock Exchange is open for trading. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Market performance does not represent the returns you would receive if you traded shares at other times.

The returns for the Fund do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon sale of Fund shares.

Shareholder Expense Examples
(Unaudited)

As a shareholder of an ARK ETF (each, a “Fund” and collectively, “Funds”) you incur two types of costs: (1) transaction costs for purchasing and selling shares; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars and cents) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The examples below are based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2019 through July 31, 2019).

Actual Expenses

The first line under each Fund in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line under each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate your actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 2/1/2019	Ending Account Value 7/31/2019	Annualized Expense Ratios for the Period	Expenses Paid During the Period(a)
ARK Fintech Innovation ETF
Actual	$1,000.00	$1,142.10	0.75%	$3.96	(b)
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Genomic Revolution ETF
Actual	$1,000.00	$1,224.40	0.75%	$4.14
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Industrial Innovation ETF
Actual	$1,000.00	$995.70	0.75%	$3.71
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Innovation ETF
Actual	$1,000.00	$1,125.80	0.75%	$3.95
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
ARK Israel Innovative Technology ETF
Actual	$1,000.00	$971.60	0.49%	$2.40
Hypothetical (5% return before expenses)	$1,000.00	$1,022.36	0.49%	$2.46
ARK Web x.0 ETF
Actual	$1,000.00	$1,059.00	0.75%	$3.83
Hypothetical (5% return before expenses)	$1,000.00	$1,021.08	0.75%	$3.76
The 3D Printing ETF
Actual	$1,000.00	$976.50	0.66%	$3.23
Hypothetical (5% return before expenses)	$1,000.00	$1,021.52	0.66%	$3.31
(a)	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (the number of days in the period, then divided by 365).
(b)	Actual expenses are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 178/365 (the number of days in the period, then divided by 365).

Sector Diversification (as a percentage of total investments)
July 31, 2019 (Unaudited)

  ARK Fintech Innovation ETF (ARKF)

■ Information Technology	40.7%
■ Communication Services	21.0
■ Consumer Discretionary	18.9
■ Financials	15.7
■ Industrials	3.2
■ Money Market Fund	0.5
100.0

  ARK Genomic Revolution ETF (ARKG)

■ Health Care	96.4%
■ Information Technology	3.2
■ Money Market Fund	0.4
100.0

  ARK Industrial Innovation ETF (ARKQ)

■ Information Technology	51.1%
■ Consumer Discretionary	22.6
■ Industrials	15.2
■ Communication Services	8.7
■ Health Care	2.1
■ Money Market Fund	0.3
100.0

  ARK Innovation ETF (ARKK)

■ Health Care	39.4%
■ Information Technology	29.8
■ Communication Services	14.1
■ Consumer Discretionary	11.1
■ Financials	2.9
■ Industrials	2.5
■ Money Market Fund	0.2
100.0

  ARK Israel Innovative
Technology ETF (IZRL)

■ Information Technology	52.6%
■ Health Care	25.8
■ Industrials	10.0
■ Communication Services	6.5
■ Consumer Discretionary	5.1
■ Money Market Fund	0.0	(a)
	100.0

  ARK Web x.0 ETF (ARKW)

■ Information Technology	40.2%
■ Consumer Discretionary	24.5
■ Communication Services	23.5
■ Financials	6.0
■ Health Care	5.8
■ Money Market Fund	0.0	(a)
	100.0

(a)	Less than 0.05%

Sector Diversification (as a percentage of total investments) (concluded)
July 31, 2019 (Unaudited)

  The 3D Printing ETF (PRNT)

■ Information Technology	54.0%
■ Industrials	25.3
■ Health Care	12.1
■ Materials	8.0
■ Money Market Fund	0.5
■ Consumer Staples	0.1
100.0

Schedule of Investments
ARK Fintech Innovation ETF

July 31, 2019

Investments	Shares	Value
COMMON STOCKS — 99.6%
Banks — 1.0%
HDFC Bank Ltd. (India)(a)	6,565	$754,844
Capital Markets — 7.7%
Charles Schwab Corp. (The)	16,522	714,081
Interactive Brokers Group, Inc., Class A	22,031	1,129,309
Intercontinental Exchange, Inc.	17,398	1,528,588
Nasdaq, Inc.	7,409	714,005
SBI Holdings, Inc. (Japan)	71,500	1,639,131
Total Capital Markets		5,725,114
Consumer Finance — 2.3%
LendingClub Corp.*	113,570	1,678,565
Diversified Financial Services — 0.9%
FirstRand Ltd. (South Africa)	155,060	667,535
Insurance — 1.5%
ZhongAn Online P&C Insurance Co. Ltd., Class H (China)*(b)	474,500	1,072,878
Interactive Media & Services — 21.0%
Baidu, Inc. (China)*(a)	11,819	1,320,182
Eventbrite, Inc., Class A*	44,984	795,767
Facebook, Inc., Class A*	6,598	1,281,530
LINE Corp. (Japan)*	77,754	2,483,640
Tencent Holdings Ltd. (China)(a)	96,004	4,464,186
Twitter, Inc.*	37,614	1,591,448
Zillow Group, Inc., Class C*	73,162	3,655,173
Total Interactive Media & Services		15,591,926
Internet & Direct Marketing Retail — 18.9%
Alibaba Group Holding Ltd. (China)*(a)	16,490	2,854,584
Amazon.com, Inc.*	1,650	3,080,187
Jumia Technologies AG (Germany)*(a)	39,652	674,877
Meituan Dianping, Class B (China)*	208,000	1,699,201
MercadoLibre, Inc. (Argentina)*	3,123	1,940,695
Pinduoduo, Inc. (China)*(a)	77,212	1,719,511
Rakuten, Inc. (Japan)	202,405	2,076,330
Total Internet & Direct Marketing Retail		14,045,385
IT Services — 19.9%
Adyen NV (Netherlands)*(b)	1,766	1,343,062
PayPal Holdings, Inc.*	18,391	2,030,366
Shopify, Inc., Class A (Canada)*	3,729	1,185,375
Square, Inc., Class A*	95,767	7,700,625
Twilio, Inc., Class A*	7,358	1,023,571
Wirecard AG (Germany)	8,608	1,444,609
Total IT Services		14,727,608

Investments	Shares	Value
Professional Services — 3.2%
TransUnion	11,913	$986,277
Verisk Analytics, Inc.	8,871	1,345,908
Total Professional Services		2,332,185
Semiconductors & Semiconductor Equipment — 4.4%
NVIDIA Corp.	12,904	2,177,163
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	26,085	1,112,003
Total Semiconductors & Semiconductor Equipment		3,289,166
Software — 10.7%
Guidewire Software, Inc.*	19,255	1,965,551
Intuit, Inc.	7,100	1,968,901
salesforce.com, Inc.*	12,878	1,989,651
Splunk, Inc.*	14,885	2,014,089
Total Software		7,938,192
Technology Hardware, Storage & Peripherals — 5.8%
Apple, Inc.	20,345	4,334,299
Thrifts & Mortgage Finance — 2.3%
LendingTree, Inc.*	5,302	1,710,107
Total Common Stocks (Cost $68,060,292)		73,867,804
MONEY MARKET FUND — 0.5%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 2.21%(c) (Cost $407,702)	407,702	407,702
Total Investments — 100.1% (Cost $68,467,994)		74,275,506
Liabilities in Excess of Other Assets — (0.1)%		(42,736)
Net Assets — 100.0%		$74,232,770

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
(c)	Rate shown represents annualized 7-day yield as of July 31, 2019.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Fintech Innovation ETF

July 31, 2019

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2019, based upon the three levels defined above:

ARK Fintech Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$73,867,804	$—	$—	$73,867,804
Money Market Fund	407,702	—	—	407,702
Total	$74,275,506	$—	$—	$74,275,506
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Genomic Revolution ETF

July 31, 2019

Investments	Shares	Value
COMMON STOCKS — 99.6%
Biotechnology — 66.2%
AquaBounty Technologies, Inc.*	377,334	$1,267,842
Arcturus Therapeutics Holdings, Inc.*†	999,822	13,607,577
Bellicum Pharmaceuticals, Inc.*	464,538	668,935
Bluebird Bio, Inc.*	32,608	4,279,148
CareDx, Inc.*	201,869	6,615,247
Castle Biosciences, Inc.*	150,558	2,958,465
Cellectis SA (France)*(a)	919,299	13,375,800
Cellular Biomedicine Group, Inc.*	326,468	4,501,994
CRISPR Therapeutics AG (Switzerland)*	624,340	31,647,795
Editas Medicine, Inc.*	1,046,378	26,421,044
Evogene Ltd. (Israel)*	210,807	305,670
Fate Therapeutics, Inc.*	300,381	6,623,401
Incyte Corp.*	135,767	11,529,334
Inovio Pharmaceuticals, Inc.*	4,107,088	11,335,563
Intellia Therapeutics, Inc.*	1,911,418	34,596,666
Intrexon Corp.*	126,485	1,010,615
Invitae Corp.*	1,715,592	46,132,269
Ionis Pharmaceuticals, Inc.*	185,603	12,223,814
Iovance Biotherapeutics, Inc.*	772,511	18,996,045
Organovo Holdings, Inc.*	5,379,063	2,223,167
Pluristem Therapeutics, Inc.*	535,492	2,859,527
Regeneron Pharmaceuticals, Inc.*	29,693	9,049,239
Rubius Therapeutics, Inc.*	564,703	7,510,550
Seres Therapeutics, Inc.*	1,847,062	5,042,479
Syros Pharmaceuticals, Inc.*	911,919	6,821,154
Twist Bioscience Corp.*	222,013	7,486,278
Veracyte, Inc.*	683,998	19,405,023
Total Biotechnology		308,494,641
Health Care Equipment & Supplies — 1.9%
Cerus Corp.*	1,504,097	8,798,968

Investments	Shares	Value
Health Care Providers & Services — 1.2%
Guardant Health, Inc.*	60,077	$5,646,637
Health Care Technology — 4.3%
Teladoc Health, Inc.*	290,412	19,817,715
Life Sciences Tools & Services — 18.9%
Codexis, Inc.*	415,617	7,634,884
Compugen Ltd. (Israel)*†	3,078,494	9,974,321
Illumina, Inc.*	162,262	48,577,998
NanoString Technologies, Inc.*	510,515	16,775,523
Personalis, Inc.*	301,698	5,403,411
Total Life Sciences Tools & Services		88,366,137
Pharmaceuticals — 3.9%
Bristol-Myers Squibb Co.	315,856	14,027,165
Novartis AG (Switzerland)(a)	46,792	4,285,211
Total Pharmaceuticals		18,312,376
Semiconductors & Semiconductor Equipment — 2.1%
NVIDIA Corp.	56,172	9,477,340
Technology Hardware, Storage & Peripherals — 1.1%
Apple, Inc.	24,682	5,258,253
Total Common Stocks (Cost $415,923,822)		464,172,067
MONEY MARKET FUND — 0.4%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 2.21%(b) (Cost $1,925,124)	1,925,124	1,925,124
Total Investments — 100.0% (Cost $417,848,946)		466,097,191
Liabilities in Excess of Other Assets — (0.0)%(c)		(131,559)
Net Assets — 100.0%		$465,965,632

Affiliated Issuer Transactions

A summary of the Fund’s transactions with affiliated issuers during the year ended July 31, 2019 is as follows:

Value ($) at 7/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2019	Value ($) at 7/31/2019
Common Stocks — 5.0%
Biotechnology — 2.9%
Arcturus Therapeutics Holdings, Inc.†
4,728,432	4,202,213	(1,348,004)	229,395	5,795,541	—	—	999,822	13,607,577
Life Sciences Tools & Services — 2.1%
Compugen Ltd. †
5,571,037	6,482,888	(1,582,653)	30,562	(527,513)	—	—	3,078,494	9,974,321
10,299,469	10,685,101	(2,930,657)	259,957	5,268,028	—	—	4,078,316	23,581,898
*	Non-income producing security
†	Affiliated security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2019.
(c)	Less than 0.05%

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Genomic Revolution ETF

July 31, 2019

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2019, based upon the three levels defined above:

ARK Genomic Revolution ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$464,172,067	$—	$—	$464,172,067
Money Market Fund	1,925,124	—	—	1,925,124
Total	$466,097,191	$—	$—	$466,097,191
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Industrial Innovation ETF

July 31, 2019

Investments	Shares	Value
COMMON STOCKS — 99.8%
Aerospace & Defense — 6.8%
AeroVironment, Inc.*	99,938	$5,481,599
Elbit Systems Ltd. (Israel)	15,470	2,469,012
Kratos Defense & Security Solutions, Inc.*	135,284	3,334,751
Total Aerospace & Defense		11,285,362
Auto Components — 3.8%
Aptiv PLC	72,278	6,335,167
Automobiles — 12.6%
General Motors Co.	45,003	1,815,421
Tesla, Inc.*	79,268	19,151,942
Total Automobiles		20,967,363
Biotechnology — 0.4%
Organovo Holdings, Inc.*	1,820,173	752,278
Diversified Telecommunication — 1.1%
Iridium Communications, Inc.*	72,507	1,844,578
Electronic Equipment, Instruments & Components — 5.4%
Cognex Corp.	73,999	3,256,696
FLIR Systems, Inc.	33,800	1,678,508
Trimble, Inc.*	98,787	4,174,739
Total Electronic Equipment, Instruments & Components		9,109,943
Health Care Equipment & Supplies — 1.7%
Intuitive Surgical, Inc.*	5,381	2,795,483
Interactive Media & Services — 7.6%
Alphabet, Inc., Class C*	1,543	1,877,337
Baidu, Inc. (China)*(a)	61,207	6,836,822
Tencent Holdings Ltd. (China)(a)	84,361	3,922,787
Total Interactive Media & Services		12,636,946
Internet & Direct Marketing Retail — 6.3%
Amazon.com, Inc.*	2,052	3,830,632
JD.com, Inc. (China)*(a)	145,880	4,363,271
Rakuten, Inc. (Japan)(a)	222,484	2,269,337
Total Internet & Direct Marketing Retail		10,463,240
Machinery — 8.4%
Deere & Co.	12,602	2,087,521
ExOne Co. (The)*	419,226	3,337,039
Proto Labs, Inc.*	83,011	8,641,445
Total Machinery		14,066,005

Investments	Shares	Value
Semiconductors & Semiconductor Equipment — 18.6%
NVIDIA Corp.	91,681	$15,468,418
NXP Semiconductors NV (Netherlands)	20,821	2,152,683
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)(a)	40,828	1,740,498
Teradyne, Inc.	150,125	8,366,466
Xilinx, Inc.	29,529	3,372,507
Total Semiconductors & Semiconductor Equipment		31,100,572
Software — 13.9%
2U, Inc.*	269,166	3,445,325
ANSYS, Inc.*	10,457	2,124,026
Autodesk, Inc.*	25,217	3,938,139
Materialise NV (Belgium)*(a)	525,932	10,197,821
Splunk, Inc.*	25,764	3,486,127
Total Software		23,191,438
Technology Hardware, Storage & Peripherals — 13.2%
Apple, Inc.	13,492	2,874,336
Nano Dimension Ltd. (Israel)*(a)	788,644	316,167
Stratasys Ltd.*	675,078	18,827,925
Total Technology Hardware, Storage & Peripherals		22,018,428
Total Common Stocks (Cost $160,539,697)		166,566,803
MONEY MARKET FUND — 0.3%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 2.21%(b) (Cost $564,603)	564,603	564,603
Total Investments — 100.1% (Cost $161,104,300)		167,131,406
Liabilities in Excess of Other Assets — (0.1)%		(234,013)
Net Assets — 100.0%		$166,897,393

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2019.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Industrial Innovation ETF

July 31, 2019

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2019, based upon the three levels defined above:

ARK Industrial Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$166,566,803	$—	$—	$166,566,803
Money Market Fund	564,603	—	—	564,603
Total	$167,131,406	$—	$—	$167,131,406
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Innovation ETF

July 31, 2019

Investments	Shares	Value
COMMON STOCKS — 99.8%
Automobiles — 11.1%
Tesla, Inc.*	792,438	$191,460,945
Biotechnology — 24.1%
Cellectis SA (France)*(a)	54,804	797,398
CRISPR Therapeutics AG (Switzerland)*	1,382,402	70,073,957
Editas Medicine, Inc.*†	2,625,043	66,282,336
Intellia Therapeutics, Inc.*†	4,800,658	86,891,910
Invitae Corp.*	4,415,151	118,723,411
Organovo Holdings, Inc.*†	11,505,607	4,755,267
Seres Therapeutics, Inc.*†	3,920,665	10,703,415
Syros Pharmaceuticals, Inc.*†	2,259,370	16,900,088
Veracyte, Inc.*	1,507,346	42,763,406
Total Biotechnology		417,891,188
Consumer Finance — 2.0%
LendingClub Corp.*	2,341,992	34,614,642
Entertainment — 3.2%
Netflix, Inc.*	60,138	19,423,973
Spotify Technology SA*	233,280	36,144,403
Total Entertainment		55,568,376
Health Care Equipment & Supplies — 1.8%
Cerus Corp.*	5,226,002	30,572,112
Health Care Technology — 1.5%
Teladoc Health, Inc.*	385,434	26,302,016
Interactive Media & Services — 10.9%
Baidu, Inc. (China)*(a)	278,262	31,081,865
Eventbrite, Inc., Class A*	910,226	16,101,898
Facebook, Inc., Class A*	45,446	8,826,977
Tencent Holdings Ltd. (China)(a)	737,645	34,300,493
Twitter, Inc.*	1,482,527	62,725,717
Zillow Group, Inc., Class C*	701,850	35,064,426
Total Interactive Media & Services		188,101,376
IT Services — 5.9%
Square, Inc., Class A*	1,267,872	101,949,587
Life Sciences Tools & Services — 12.0%
Compugen Ltd. (Israel)*†	5,145,102	16,670,130
Illumina, Inc.*	363,550	108,839,599
NanoString Technologies, Inc.*†	2,518,601	82,761,229
Total Life Sciences Tools & Services		208,270,958

Investments	Shares	Value
Machinery — 2.5%
ExOne Co. (The)*†	1,204,236	$9,585,719
Proto Labs, Inc.*	324,339	33,763,690
Total Machinery		43,349,409
Semiconductors & Semiconductor Equipment — 8.1%
NVIDIA Corp.	457,455	77,181,808
Teradyne, Inc.	622,302	34,680,890
Xilinx, Inc.	249,555	28,501,677
Total Semiconductors & Semiconductor Equipment		140,364,375
Software — 8.4%
2U, Inc.*	2,543,625	32,558,400
Materialise NV (Belgium)*(a)	1,901,519	36,870,453
Nutanix, Inc., Class A*	594,988	13,506,228
salesforce.com, Inc.*	236,179	36,489,655
Splunk, Inc.*	196,132	26,538,621
Total Software		145,963,357
Technology Hardware, Storage & Peripherals — 7.4%
Stratasys Ltd.*†	4,595,594	128,171,117
Thrifts & Mortgage Finance — 0.9%
LendingTree, Inc.*	49,373	15,924,767
Total Common Stocks (Cost $1,537,402,623)		1,728,504,225
MONEY MARKET FUND — 0.2%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 2.21%(b) (Cost $3,033,580)	3,033,580	3,033,580
Total Investments — 100.0% (Cost $1,540,436,203)		1,731,537,805
Liabilities in Excess of Other Assets — (0.0)%(c)		(284,369)
Net Assets — 100.0%		$1,731,253,436

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Innovation ETF

July 31, 2019

Affiliated Issuer Transactions

A summary of the Fund’s transactions with affiliated issuers during the year ended July 31, 2019 is as follows:

Value ($) at 7/31/2018	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation (Depreciation) ($)	Dividend Income ($)	Capital Gain Distributions ($)	Number of Shares at 7/31/2019	Value ($) at 7/31/2019
Common Stocks — 24.4%
Biotechnology — 10.7%
Editas Medicine, Inc.†
36,381,745	43,915,910	(12,535,401)	(718,750)	(761,168)	—	—	2,625,043	66,282,336
Intellia Therapeutics, Inc.†
77,985,526	49,688,940	(13,582,669)	(411,100)	(26,788,787)	—	—	4,800,658	86,891,910
Organovo Holdings, Inc.†
10,058,480	4,923,861	(1,350,514)	(140,163)	(8,736,397)	—	—	11,505,607	4,755,267
Seres Therapeutics, Inc.†
14,870,069	12,375,773	(2,260,908)	(456,042)	(13,825,477)	—	—	3,920,665	10,703,415
Syros Pharmaceuticals, Inc.†
12,419,355	10,494,790	(2,029,915)	56,363	(4,040,505)	—	—	2,259,370	16,900,088
Life Sciences Tools & Services — 5.7%
Compugen Ltd.†
11,774,722	7,229,678	(2,169,843)	358,087	(522,514)	—	—	5,145,102	16,670,130
NanoString Technologies, Inc.†
28,112,857	26,755,246	(25,423,492)	6,119,726	47,196,892	—	—	2,518,601	82,761,229
Machinery — 0.6%
ExOne (The) Co.†
6,055,623	4,288,504	(1,389,524)	181,556	449,560	—	—	1,204,236	9,585,719
Technology Hardware, Storage & Peripherals — 7.4%
Stratasys Ltd.†
81,435,905	58,514,796	(51,031,782)	3,228,805	36,023,393	—	—	4,595,594	128,171,117
279,094,282	218,187,498	(111,774,048)	8,218,482	28,994,997	—	—	38,574,876	422,721,211

*	Non-income producing security
†	Affiliated security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2019.
(c)	Less than 0.05%

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2019, based upon the three levels defined above:

ARK Innovation ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$1,728,504,225	$—	$—	$1,728,504,225
Money Market Fund	3,033,580	—	—	3,033,580
Total	$1,731,537,805	$—	$—	$1,731,537,805
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Israel Innovative Technology ETF

July 31, 2019

Investments	Shares	Value
COMMON STOCKS — 97.6%
Aerospace & Defense — 7.3%
Bet Shemesh Engines Holdings 1997 Ltd. (Israel)	14,616	$469,101
Elbit Systems Ltd. (Israel)	2,950	474,493
FMS Enterprises Migun Ltd. (Israel)	17,170	487,945
Total Aerospace & Defense		1,431,539
Biotechnology — 7.4%
Galmed Pharmaceuticals Ltd. (Israel)*	72,595	438,474
Intec Pharma Ltd. (Israel)*	144,414	69,030
Kamada Ltd. (Israel)*	77,573	444,259
UroGen Pharma Ltd.*	14,235	485,413
Total Biotechnology		1,437,176
Communications Equipment — 14.8%
AudioCodes Ltd. (Israel)	28,466	531,176
Ceragon Networks Ltd. (Israel)*	160,406	487,634
Gilat Satellite Networks Ltd. (Israel)	53,196	447,813
Ituran Location and Control Ltd. (Israel)	15,194	443,361
Radware Ltd. (Israel)*	18,881	498,081
Silicom Ltd. (Israel)*	15,244	489,027
Total Communications Equipment		2,897,092
Diversified Telecommunication — 2.3%
Bezeq The Israeli Telecommunication Corp. Ltd. (Israel)	652,021	445,642
Health Care Equipment & Supplies — 4.7%
Brainsway Ltd. (Israel)*	95,522	496,455
Intercure Ltd. (Israel)*	231,749	428,922
Total Health Care Equipment & Supplies		925,377
Hotels, Restaurants & Leisure — 2.4%
Fattal Holdings 1998 Ltd. (Israel)	3,722	474,863
Internet & Direct Marketing Retail — 2.5%
Fiverr International Ltd. (Israel)*	19,210	487,934
IT Services — 7.4%
Matrix IT Ltd. (Israel)	29,508	465,042
One Software Technologies Ltd. (Israel)	7,874	487,717
Wix.com Ltd. (Israel)*	3,259	484,027
Total IT Services		1,436,786
Life Sciences Tools & Services — 2.2%
Compugen Ltd. (Israel)*	129,691	420,199
Pharmaceuticals — 10.8%
Foamix Pharmaceuticals Ltd. (Israel)*	196,160	468,822
MediWound Ltd. (Israel)*	130,468	367,920
Redhill Biopharma Ltd. (Israel)*(a)	55,886	369,965
Taro Pharmaceutical Industries Ltd.	5,563	449,324
Teva Pharmaceutical Industries Ltd. (Israel)*(a)	56,698	449,615
Total Pharmaceuticals		2,105,646

Investments	Shares	Value
Professional Services — 2.5%
Danel Adir Yeoshua Ltd. (Israel)	6,836	$482,216
Semiconductors & Semiconductor Equipment — 13.0%
Camtek Ltd. (Israel)*	53,861	528,915
Mellanox Technologies Ltd.*	4,134	465,571
Nova Measuring Instruments Ltd. (Israel)*	17,617	511,774
SolarEdge Technologies, Inc.*	7,414	483,615
Tower Semiconductor Ltd. (Israel)*	27,850	547,810
Total Semiconductors & Semiconductor Equipment		2,537,685
Software — 14.0%
Allot Ltd. (Israel)*	60,192	435,790
Check Point Software Technologies Ltd. (Israel)*	3,971	444,553
CyberArk Software Ltd. (Israel)*	3,283	455,943
Hilan Ltd. (Israel)	12,867	448,877
Nice Ltd. (Israel)*(a)	3,117	476,028
Sapiens International Corp. NV (Israel)	28,706	461,880
Total Software		2,723,071
Technology Hardware, Storage & Peripherals — 2.2%
Stratasys Ltd.*	15,670	437,036
Wireless Telecommunication Services — 4.1%
Cellcom Israel Ltd. (Israel)*	141,782	407,000
Partner Communications Co. Ltd. (Israel)*	96,284	394,300
Total Wireless Telecommunication Services		801,300
Total Common Stocks (Cost $19,537,052)		19,043,562
MONEY MARKET FUND — 0.0%(b)
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 2.21%(c) (Cost $4,572)	4,572	4,572
Total Investments — 97.6% (Cost $19,541,624)		19,048,134
Other Assets in Excess of Liabilities — 2.4%		463,410
Net Assets — 100.0%		$19,511,544

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Less than 0.05%
(c)	Rate shown represents annualized 7-day yield as of July 31, 2019.

Country	Value	% of Net Assets
Israel	$16,722,603	85.7%
United States	2,325,531	11.9
Total Investments	19,048,134	97.6
Other Assets in Excess of Liabilities	463,410	2.4
Net Assets	$19,511,544	100.0%

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Israel Innovative Technology ETF

July 31, 2019

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2019, based upon the three levels defined above:

ARK Israel Innovative Technology ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$19,043,562	$—	$—	$19,043,562
Money Market Fund	4,572	—	—	4,572
Total	$19,048,134	$—	$—	$19,048,134
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
ARK Web x.0 ETF

July 31, 2019

Investments	Shares	Value
COMMON STOCKS — 98.5%
Automobiles — 11.1%
Tesla, Inc.*	198,544	$47,970,216
Biotechnology — 3.7%
Veracyte, Inc.*	565,294	16,037,391
Consumer Finance — 3.2%
LendingClub Corp.*	929,580	13,739,192
Entertainment — 6.3%
Netflix, Inc.*	45,320	14,637,907
Spotify Technology SA*	81,055	12,558,662
Total Entertainment		27,196,569
Health Care Technology — 2.1%
Teladoc Health, Inc.*	130,580	8,910,779
Household Durables — 1.0%
Roku, Inc.*	42,677	4,409,814
Interactive Media & Services — 17.2%
Baidu, Inc. (China)*(a)	58,610	6,546,737
Eventbrite, Inc., Class A*	297,243	5,258,229
Facebook, Inc., Class A*	22,694	4,407,856
Tencent Holdings Ltd. (China)(a)	418,320	19,451,880
Twitter, Inc.*	600,620	25,412,232
Zillow Group, Inc., Class C*	265,795	13,279,118
Total Interactive Media & Services		74,356,052
Internet & Direct Marketing Retail — 12.4%
Alibaba Group Holding Ltd. (China)*(a)	89,807	15,546,490
Amazon.com, Inc.*	4,580	8,549,852
GrubHub, Inc.*	136,072	9,202,549
Jumia Technologies AG (Germany)*(a)	180,685	3,075,259
MercadoLibre, Inc. (Argentina)*	7,216	4,484,167
Pinduoduo, Inc. (China)*(a)	560,295	12,477,770
Total Internet & Direct Marketing Retail		53,336,087
IT Services — 12.8%
PayPal Holdings, Inc.*	91,952	10,151,501
Shopify, Inc., Class A (Canada)*	15,643	4,972,597
Square, Inc., Class A*	408,548	32,851,345
Twilio, Inc., Class A*	50,722	7,055,937
Total IT Services		55,031,380
Semiconductors & Semiconductor Equipment — 11.5%
Advanced Micro Devices, Inc.*	206,486	6,287,499
NVIDIA Corp.	184,785	31,176,925
Xilinx, Inc.	107,930	12,326,685
Total Semiconductors & Semiconductor Equipment		49,791,109

Investments	Shares	Value
Software — 16.0%
2U, Inc.*	559,437	$7,160,794
Adobe, Inc.*	26,542	7,932,342
Atlassian Corp. PLC, Class A*	40,938	5,736,232
Cloudera, Inc.*	1,738,208	10,394,484
HubSpot, Inc.*	44,210	7,901,211
Nutanix, Inc., Class A*	286,514	6,503,868
salesforce.com, Inc.*	78,505	12,129,022
Splunk, Inc.*	83,725	11,328,830
Total Software		69,086,783
Thrifts & Mortgage Finance — 1.2%
LendingTree, Inc.*	16,695	5,384,805
Total Common Stocks (Cost $409,250,277)		425,250,177
UNIT TRUST — 1.5%
Financials — 1.5%
Grayscale Bitcoin Trust BTC* (Cost $2,741,528)	465,155	6,344,715
MONEY MARKET FUND — 0.0%(b)
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 2.21%(c) (Cost $189,940)	189,940	189,940
Total Investments — 100.0% (Cost $412,181,745)		431,784,832
Liabilities in Excess of Other Assets — (0.0)%(b)		(124,819)
Net Assets — 100.0%		$431,660,013

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Less than 0.05%
(c)	Rate shown represents annualized 7-day yield as of July 31, 2019.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
ARK Web x.0 ETF

July 31, 2019

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2019, based upon the three levels defined above:

ARK Web x.0 ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$425,250,177	$—	$—	$425,250,177
Unit Trust*	6,344,715	—	—	6,344,715
Money Market Fund	189,940	—	—	189,940
Total	$431,784,832	$—	$—	$431,784,832
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Schedule of Investments
The 3D Printing ETF

July 31, 2019

Investments	Shares	Value
COMMON STOCKS — 100.3%
Aerospace & Defense — 2.8%
Aerojet Rocketdyne Holdings, Inc.*	8,560	$365,683
Arconic, Inc.	15,034	376,451
Hexcel Corp.	610	49,874
Moog, Inc., Class A	4,112	334,964
Total Aerospace & Defense		1,126,972
Air Freight & Logistics — 1.1%
United Parcel Service, Inc., Class B	3,626	433,198
Biotechnology — 0.2%
Organovo Holdings, Inc.*	191,917	79,319
Chemicals — 6.9%
5N Plus, Inc. (Canada)*	23,687	39,843
Arkema SA (France)	535	48,387
DuPont de Nemours, Inc.	679	48,997
Eastman Chemical Co.	616	46,416
Evonik Industries AG (Germany)	1,621	46,584
Koninklijke DSM N.V. (Netherlands)	383	47,825
PolyOne Corp.	1,598	52,366
Titomic Ltd. (Australia)*	1,692,341	2,349,332
Toray Industries, Inc. (Japan)	7,196	49,801
Total Chemicals		2,729,551
Electrical Equipment — 1.4%
AMETEK, Inc.	5,713	511,942
SGL Carbon SE (Germany)*	7,181	48,849
Total Electrical Equipment		560,791
Electronic Equipment, Instruments & Components — 11.3%
FARO Technologies, Inc.*	10,670	569,671
Hexagon AB, Class B (Sweden)	9,938	483,463
Renishaw PLC (United Kingdom)	48,199	2,259,017
Trimble, Inc.*	27,550	1,164,263
Total Electronic Equipment, Instruments & Components		4,476,414
Health Care Equipment & Supplies — 12.1%
Align Technology, Inc.*	1,788	373,835
Conformis, Inc.*	380,453	1,050,050
Medtronic PLC	3,718	379,013
NuVasive, Inc.*	6,478	431,435
Straumann Holding AG (Switzerland)	2,665	2,178,518
Stryker Corp.	1,790	375,506
Total Health Care Equipment & Supplies		4,788,357
Industrial Conglomerates — 2.0%
3M Co.	281	49,096
General Electric Co.	37,480	391,666
Siemens AG (Germany)	3,333	365,238
Total Industrial Conglomerates		806,000
Machinery — 17.2%
ExOne Co. (The)*	285,603	2,273,400
Lincoln Electric Holdings, Inc.	4,444	375,607
OC Oerlikon Corp. AG (Switzerland)	34,253	367,826

Investments	Shares	Value
Proto Labs, Inc.*	11,413	$1,188,093
Sandvik AB (Sweden)	3,039	46,916
SLM Solutions Group AG (Germany)*	179,450	2,594,391
Total Machinery		6,846,233
Metals & Mining — 1.2%
Allegheny Technologies, Inc.*	1,983	43,170
Carpenter Technology Corp.	1,066	47,981
Kaiser Aluminum Corp.	3,919	377,282
Total Metals & Mining		468,433
Professional Services — 0.9%
Bertrandt AG (Germany)	5,428	364,735
Semiconductors & Semiconductor Equipment — 1.0%
Ultra Clean Holdings, Inc.*	26,835	391,523
Software — 20.5%
Altair Engineering, Inc., Class A*	28,896	1,202,363
ANSYS, Inc.*	5,868	1,191,908
Autodesk, Inc.*	7,050	1,100,998
Dassault Systemes (France)	7,965	1,216,784
Materialise NV (Belgium)*(a)	65,730	1,274,505
Microsoft Corp.	8,909	1,214,029
PTC, Inc.*	13,692	928,044
Total Software		8,128,631
Technology Hardware, Storage & Peripherals — 21.7%
3D Systems Corp.*	256,260	2,311,465
Eastman Kodak Co.*	20,712	50,123
HP Inc.	105,212	2,213,661
MGI Digital Graphic Technology (France)*	32,851	1,814,671
Stratasys Ltd.*	77,520	2,162,033
Xerox Corp.	1,381	44,330
Total Technology Hardware, Storage & Peripherals		8,596,283
Total Common Stocks (Cost $37,076,578)		39,796,440
PREFERRED STOCK — 0.1%
Household Products — 0.1%
Henkel AG & Co. KGaA (Germany) (Cost $61,641)	498	51,402
MONEY MARKET FUND — 0.5%
Morgan Stanley Institutional Liquidity Fund — Government Portfolio, 2.21%(b) (Cost $191,249)	191,249	191,249
Total Investments — 100.9% (Cost $37,329,468)		40,039,091
Liabilities in Excess of Other Assets — (0.9)%		(367,525)
Net Assets — 100.0%		$39,671,566

*	Non-income producing security
(a)	American Depositary Receipt
(b)	Rate shown represents annualized 7-day yield as of July 31, 2019.

See accompanying Notes to Financial Statements.

Schedule of Investments (continued)
The 3D Printing ETF

July 31, 2019

Fair Value Measurement

The Fund discloses the fair value of its investments in a hierarchy that distinguishes between: (i) market participant assumptions developed based on market data obtained from sources independent of the Fund (observable inputs) and (ii) the Fund’s own assumptions about market participant assumptions developed based on the best information available under the circumstances (unobservable inputs). The three levels defined by the hierarchy are as follows:

•	Level 1 — Quoted prices in active markets for identical assets.
•	Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 — Significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the valuations as of July 31, 2019, based upon the three levels defined above:

The 3D Printing ETF	Level 1	Level 2	Level 3	Total
Assets
Common Stocks*	$39,796,440	$—	$—	$39,796,440
Preferred Stock*	51,402	—	—	51,402
Money Market Fund	191,249	—	—	191,249
Total	$40,039,091	$—	$—	$40,039,091
*	Please refer to the Schedule of Investments to view securities segregated by industry type.

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities

July 31, 2019

	ARK Fintech Innovation ETF	ARK Genomic Revolution ETF	ARK Industrial Innovation ETF	ARK Innovation ETF
ASSETS:
Investments in non-affiliated securities at value (Note 2)	$74,275,506	$442,515,293	$167,131,406	$1,308,816,594
Investments in affiliated securities at value (Note 2)	—	23,581,898	—	422,721,211
Receivables:
Dividends and interest	1,646	128,026	10,833	3,520
Capital shares sold	10,639	1,760,092	—	2,477,207
Investment securities sold	—	1,478,763	3,808,894	37,412,280
Reclaims	2,489	844	9,177	—
Total Assets	74,290,280	469,464,916	170,960,310	1,771,430,812
LIABILITIES:
Due to custodian for foreign currency	83	—	—	—
Payables:
Capital shares purchased	—	—	1,652,449	2,477,208
Investment securities purchased	10,639	3,209,317	2,300,527	36,594,481
Management fees (Note 3)	46,788	289,967	109,941	1,105,687
Total Liabilities	57,510	3,499,284	4,062,917	40,177,376
NET ASSETS	$74,232,770	$465,965,632	$166,897,393	$1,731,253,436
NET ASSETS CONSIST OF:
Paid-in capital	$67,478,324	$412,800,107	$170,576,464	$1,571,848,811
Total distributable earnings/accumulated (loss)	6,754,446	53,165,525	(3,679,071)	159,404,625
NET ASSETS	$74,232,770	$465,965,632	$166,897,393	$1,731,253,436
Shares outstanding	3,250,001	13,505,000	5,050,000	35,800,000
Net asset value, per share	$22.84	$34.50	$33.05	$48.36
Investments in non-affiliated securities at cost	$68,467,994	$399,380,267	$161,104,300	$1,142,513,556
Investments in affiliated securities at cost	$—	$18,468,679	$—	$397,922,647

See accompanying Notes to Financial Statements.

Statements of Assets and Liabilities (concluded)

July 31, 2019

	ARK Israel Innovative Technology ETF	ARK Web x.0 ETF	The 3D Printing ETF
ASSETS:
Investments in non-affiliated securities at value (Note 2)	$19,048,134	$431,784,832	$40,039,091
Cash	1,487	—	—
Foreign currency	—	—	168
Receivables:
Dividends and interest	266	636	3,013
Investment securities sold	475,170	6,417,898	49,778
Reclaims	—	—	10,059
Total Assets	19,525,057	438,203,366	40,102,109
LIABILITIES:
Due to custodian	—	—	43
Due to custodian for foreign currency	5,779	—	—
Payables:
Investment securities purchased	—	6,256,956	408,261
Management fees (Note 3)	7,568	286,397	21,890
Other accrued expenses	166	—	349
Total Liabilities	13,513	6,543,353	430,543
NET ASSETS	$19,511,544	$431,660,013	$39,671,566
NET ASSETS CONSIST OF:
Paid-in capital	$20,826,188	$457,621,882	$45,571,784
Total distributable earnings\accumulated (loss)	(1,314,644)	(25,961,869)	(5,900,218)
NET ASSETS	$19,511,544	$431,660,013	$39,671,566
Shares outstanding	950,001	8,250,000	1,800,001
Net asset value, per share	$20.54	$52.32	$22.04
Investments in non-affiliated securities at cost	$19,541,624	$412,181,745	$37,329,468
Foreign currency at cost	$—	$—	$201

See accompanying Notes to Financial Statements.

Statements of Operations

For the Year Ended July 31, 2019

	ARK Fintech Innovation ETF(1)	ARK Genomic Revolution ETF	ARK Industrial Innovation ETF	ARK Innovation ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$165,956	$401,481	$638,689	$1,218,177
Foreign withholding tax	(13,206)	—	(28,850)	(146)
Total Income	152,750	401,481	609,839	1,218,031
EXPENSES:
Management fees (Note 3)	224,177	2,580,947	1,284,387	10,762,065
Total Expenses	224,177	2,580,947	1,284,387	10,762,065
Net Investment Loss(2)	(71,427)	(2,179,466)	(674,548)	(9,544,034)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	1,026,536	13,588,474	(4,387,383)	2,781,375
Investments in affiliated securities	—	19,869	—	(1,164,313)
Foreign currency transactions	(3,172)	—	—	—
In-kind redemptions-non-affiliated securities	104,558	12,051,760	7,859,321	39,604,883
In-kind redemptions-affiliated securities	—	240,088	—	9,382,795
Net realized gain	1,127,922	25,900,191	3,471,938	50,604,740
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	5,807,512	23,440,264	(9,895,930)	81,292,459
Investments in affiliated securities	—	5,268,028	—	28,994,997
Foreign currency translation	(18)	—	—	—
Change in unrealized appreciation (depreciation)	5,807,494	28,708,292	(9,895,930)	110,287,456
Net realized and unrealized gain (loss) on investments and foreign currency translation	6,935,416	54,608,483	(6,423,992)	160,892,196
Net Increase (Decrease) in Net Assets Resulting From Operations	$6,863,989	$52,429,017	$(7,098,540)	$151,348,162
(1)	Represents the period February 4, 2019 (commencement of operations) to July 31, 2019.
(2)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Operations (concluded)

For the Year Ended July 31, 2019

	ARK Israel Innovative Technology ETF	ARK Web x.0 ETF	The 3D Printing ETF
INVESTMENT INCOME:
Unaffiliated dividend income	$230,267	$598,782	$246,511
Non-cash dividend income	—	—	20,029
Foreign withholding tax	(49,978)	(5,704)	(7,434)
Total Income	180,289	593,078	259,106
EXPENSES:
Management fees (Note 3)	100,985	3,866,368	272,870
Other expenses	2,104	—	4,197
Total Expenses	103,089	3,866,368	277,067
Net Investment Income (Loss)(1)	77,200	(3,273,290)	(17,961)
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSLATION:
Net realized gain (loss) on:
Investments in non-affiliated securities	127,770	(27,429,368)	(6,781,026)
Foreign currency transactions	(5,241)	—	34,472
In-kind redemptions-non-affiliated securities	868,645	41,930,678	981,924
Net realized gain (loss)	991,174	14,501,310	(5,764,630)
Change in unrealized appreciation (depreciation) on:
Investments in non-affiliated securities	(758,232)	4,395,482	1,740,248
Foreign currency translation	(26)	—	1,045
Change in unrealized appreciation (depreciation)	(758,258)	4,395,482	1,741,293
Net realized and unrealized gain (loss) on investments and foreign currency translation	232,916	18,896,792	(4,023,337)
Net Increase (Decrease) in Net Assets Resulting From Operations	$310,116	$15,623,502	$(4,041,298)
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets

	ARK Fintech Innovation ETF	ARK Genomic Revolution ETF
	February 4, 2019(1) to July 31, 2019	Year Ended July 31, 2019	Year Ended July 31, 2018
OPERATIONS:
Net investment loss(2)	$(71,427)	$(2,179,466)	$(617,801)
Net realized gain on investments and foreign currency transactions	1,127,922	25,900,191	2,160,825
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	5,807,494	28,708,292	17,342,837
Net increase in net assets resulting from operations	6,863,989	52,429,017	18,885,861
DISTRIBUTIONS TO SHAREHOLDERS	—	(4,922,218)	(706,172	)(3)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	68,421,723	235,645,363	190,475,551
Cost of shares redeemed	(1,052,942)	(49,301,508)	—
Net increase in net assets resulting from shareholder transactions	67,368,781	186,343,855	190,475,551
Increase in net assets	74,232,770	233,850,654	208,655,240
NET ASSETS:
Beginning of period	—	232,114,978	23,459,738
End of period	$74,232,770	$465,965,632	$232,114,978	(4)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	—	7,905,000	1,055,000
Shares sold	3,300,001	7,400,000	6,850,000
Shares redeemed	(50,000)	(1,800,000)	—
Shares outstanding, end of period	3,250,001	13,505,000	7,905,000
(1)	Commencement of operations.
(2)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(3)	Distributions from realized gain of $706,172.
(4)	Includes accumulated net investment loss of $(101,095).

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Industrial Innovation ETF			ARK Innovation ETF
	Year Ended July 31, 2019	Year Ended July 31, 2018		Year Ended July 31, 2019	Year Ended July 31, 2018
OPERATIONS:
Net investment loss(1)	$(674,548)	$(190,681)		$(9,544,034)	$(1,734,925)
Net realized gain on investments and foreign currency transactions	3,471,938	10,491,183		50,604,740	54,980,969
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(9,895,930)	4,650,537		110,287,456	71,608,755
Net increase (decrease) in net assets resulting from operations	(7,098,540)	14,951,039		151,348,162	124,854,799
DISTRIBUTIONS TO SHAREHOLDERS	(4,348,608)	(1,776,215	)(2)	(34,468,980)	(4,949,242	)(2)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	50,205,611	92,615,079		647,982,297	1,044,758,824
Cost of shares redeemed	(27,308,583)	(16,919,964)		(204,196,228)	(79,889,522)
Net increase in net assets resulting from shareholder transactions	22,897,028	75,695,115		443,786,069	964,869,302
Increase in net assets	11,449,880	88,869,939		560,665,251	1,084,774,859
NET ASSETS:
Beginning of period	155,447,513	66,577,574		1,170,588,185	85,813,326
End of period	$166,897,393	$155,447,513	(3)	$1,731,253,436	$1,170,588,185	(3)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	4,450,000	2,250,000		26,300,000	2,900,000
Shares sold	1,450,000	2,700,000		14,400,000	25,450,000
Shares redeemed	(850,000)	(500,000)		(4,900,000)	(2,050,000)
Shares outstanding, end of period	5,050,000	4,450,000		35,800,000	26,300,000
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(2)	Distributions from net investment income of $81,970 and $916,951, respectively and realized gains of $1,694,245 and $4,032,291, respectively.
(3)	Includes undistributed net investment income of $130,568 and $1,582,758, respectively.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (continued)

	ARK Israel Innovative Technology ETF		ARK Web x.0 ETF
	Year Ended July 31, 2019	December 5, 2017(1) to July 31, 2018	Year Ended July 31, 2019	Year Ended July 31, 2018
OPERATIONS:
Net investment income (loss)(2)	$77,200	$(3,475)	$(3,273,290)	$(584,369)
Net realized gain (loss) on investments and foreign currency transactions	991,174	(72,998)	14,501,310	80,935,098
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(758,258)	264,742	4,395,482	2,212,690
Net increase in net assets resulting from operations	310,116	188,269	15,623,502	82,563,419
DISTRIBUTIONS TO SHAREHOLDERS:	(586,392)	—	(50,115,280)	(4,861,909	)(3)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,686,575	23,747,738	81,866,367	605,904,119
Cost of shares redeemed	(4,794,955)	(2,039,807)	(287,990,649)	(79,438,968)
Net increase (decrease) in net assets resulting from shareholder transactions	(2,108,380)	21,707,931	(206,124,282)	526,465,151
Increase (Decrease) in net assets	(2,384,656)	21,896,200	(240,616,060)	604,166,661
NET ASSETS:
Beginning of period	21,896,200	—	672,276,073	68,109,412
End of period	$19,511,544	$21,896,200 (4)	$431,660,013	$672,276,073	(4)
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,050,001	—	12,200,000	1,850,000
Shares sold	125,000	1,150,001	1,600,000	11,950,000
Shares redeemed	(225,000)	(100,000)	(5,550,000)	(1,600,000)
Shares outstanding, end of period	950,001	1,050,001	8,250,000	12,200,000
(1)	Commencement of operations.
(2)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(3)	Distributions from net investment of $656,264 and realized gains of $4,205,645.
(4)	Includes undistributed net investment income of $343,718 and $1,527,144, respectively.

See accompanying Notes to Financial Statements.

Statements of Changes in Net Assets (concluded)

	The 3D Printing ETF
	Year Ended July 31, 2019	Year Ended July 31, 2018
OPERATIONS:
Net investment loss(1)	$(17,961)	$(77,918)
Net realized gain (loss) on investments and foreign currency transactions	(5,764,630)	51,874
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	1,741,293	(1,373,353)
Net decrease in net assets resulting from operations	(4,041,298)	(1,399,397)
DISTRIBUTIONS TO SHAREHOLDERS	(292,707)	(1,001,091	)(2)
SHAREHOLDER TRANSACTIONS:
Proceeds from shares sold	2,216,019	16,416,211
Cost of shares redeemed	(5,430,215)	(2,522,373)
Net increase (decrease) in net assets resulting from shareholder transactions	(3,214,196)	13,893,838
Increase (decrease) in net assets	(7,548,201)	11,493,350
NET ASSETS:
Beginning of period	47,219,767	35,726,417
End of period	$39,671,566	$47,219,767
CHANGES IN SHARES OUTSTANDING:
Shares outstanding, beginning of period	1,950,001	1,400,001
Shares sold	100,000	650,000
Shares redeemed	(250,000)	(100,000)
Shares outstanding, end of period	1,800,001	1,950,001
(1)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(2)	Distributions from realized gain of $1,001,091.

See accompanying Notes to Financial Statements.

Financial Highlights
ARK Fintech Innovation ETF

For a share outstanding throughout each period presented.

	For the Period February 4, 2019(1) through July 31, 2019
Per Share Data:
Net asset value, beginning of period	$20.00
Net investment loss(2)	(0.03)
Net realized and unrealized gain on investments	2.87
Total gain from investment operations	2.84
Net asset value, end of period	$22.84
Market value, end of period	$22.86
Total Return at Net Asset Value(3)	14.21%
Total Return at Market Value(3)	14.30%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$74,233
Ratio to average net assets of:
Expenses	0.75	%(4)
Net investment loss(5)	(0.24	)%(4)
Portfolio turnover rate(6)	22%
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(4)	Annualized.
(5)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(6)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Genomic Revolution ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)		Year Ended August 31, 2016	For the Period October 31, 2014(2) through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$29.36	$22.24	$18.03		$20.85	$20.00
Net investment loss(3)	(0.19)	(0.18)	(0.12)		(0.12)	(0.09)
Net realized and unrealized gain (loss) on investments	5.80	7.63	4.33		(2.70)	0.94
Total gain (loss) from investment operations	5.61	7.45	4.21		(2.82)	0.85
Distributions to shareholders:
Net realized gains	(0.47)	(0.33)	—		—	—
Total distributions	(0.47)	(0.33)	—		—	—
Net asset value, end of period	$34.50	$29.36	$22.24		$18.03	$20.85
Market value, end of period	$34.58	$29.40	$22.29		$18.01	$21.13
Total Return at Net Asset Value(4)	19.87%	33.80%	23.34%		(13.52)%	4.25%
Total Return at Market Value(4)	20.00%	33.66%	23.77%		(14.77)%	5.65%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$465,966	$232,115	$23,460		$7,302	$8,444
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75	%(5)	0.90%	0.95	%(5)
Net investment loss(6)	(0.63)%	(0.64)%	(0.67	)%(5)	(0.67)%	(0.47	)%(5)
Portfolio turnover rate(7)	64%	80%	65%		77%	65%
(1)	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(2)	Commencement of operations.
(3)	Based on average daily shares outstanding.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Industrial Innovation ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)		Year Ended August 31, 2016	For the Period September 30, 2014(2) through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$34.93	$29.59	$21.14		$18.33	$20.00
Net investment loss(3)	(0.13)	(0.05)	(0.07)		(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	(0.91)	5.89	8.52		3.07	(1.60)
Total gain (loss) from investment operations	(1.04)	5.84	8.45		3.00	(1.67)
Distributions to shareholders:
Net investment income	—	(0.02)	—		—	—
Net realized gains	(0.84)	(0.48)	—		(0.19)	—
Total distributions	(0.84)	(0.50)	—		(0.19)	—
Net asset value, end of period	$33.05	$34.93	$29.59		$21.14	$18.33
Market value, end of period	$33.06	$35.01	$29.63		$21.14	$18.43
Total Return at Net Asset Value(4)	(2.66)%	19.86%	39.97%		16.43%	(8.35)%
Total Return at Market Value(4)	(2.84)%	19.98%	40.16%		15.84%	(7.85)%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$166,897	$155,448	$66,578		$15,853	$12,829
Ratio to average net assets of:
Expenses	0.75%	0.75%	0.75	%(5)	0.89%	0.95	%(5)
Net investment loss(6)	(0.39)%	(0.15)%	(0.31	)%(5)	(0.38)%	(0.40	)%(5)
Portfolio turnover rate(7)	54%	57%	44%		67%	86%
(1)	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(2)	Commencement of operations.
(3)	Based on average daily shares outstanding.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Innovation ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2019	Year Ended July 31, 2018		For the Period Ended July 31, 2017(1)		Year Ended August 31, 2016	For the Period October 31, 2014(2) through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$44.51	$29.59		$20.60		$20.06	$20.00
Net investment loss(3)	(0.30)	(0.13)		(0.15)		(0.15)	(0.12)
Net realized and unrealized gain on investments	5.32	15.54	(4)	9.14		1.16	0.18
Total gain from investment operations	5.02	15.41		8.99		1.01	0.06
Distributions to shareholders:
Net investment income	—	(0.09)		—		—	—
Net realized gains	(1.17)	(0.40)		—		(0.47)	—
Total distributions	(1.17)	(0.49)		—		(0.47)	—
Net asset value, end of period	$48.36	$44.51		$29.59		$20.60	$20.06
Market value, end of period	$48.46	$44.55		$29.62		$20.61	$20.10
Total Return at Net Asset Value(5)	12.14%	52.38	%(4)	43.64%		4.98%	0.30%
Total Return at Market Value(5)	12.27%	52.38	%(4)	43.72%		4.90%	0.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$1,731,253	$1,170,588		$85,813		$9,271	$7,020
Ratio to average net assets of:
Expenses	0.75%	0.75%		0.75	%(6)	0.89%	0.95	%(6)
Net investment loss(7)	(0.67)%	(0.33)%		(0.67	)%(6)	(0.76)%	(0.69	)%(6)
Portfolio turnover rate(8)	80%	89%		70%		110%	108%
(1)	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(2)	Commencement of operations.
(3)	Based on average daily shares outstanding.
(4)	The Adviser has reimbursed the Fund $15,999 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(5)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(6)	Annualized.
(7)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(8)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Israel Innovative Technology ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2019	For the Period December 5, 2017(1) through July 31, 2018
Per Share Data:
Net asset value, beginning of period	$20.85	$20.00
Net investment income(2)	0.08	(0.00	)(3)
Net realized and unrealized gain on investments	0.18	0.85
Total gain from investment operations	0.26	0.85
Distributions to shareholders:
Net investment income	(0.57)	—
Total distributions	(0.57)	—
Net asset value, end of period	$20.54	$20.85
Market value, end of period	$20.64	$21.04
Total Return at Net Asset Value(4)	1.57%	4.27%
Total Return at Market Value(4)	1.20%	5.20%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$19,512	$21,896
Ratio to average net assets of:
Expenses	0.49%	0.49	%(5)
Net investment income (loss)(6)	0.37%	(0.03	)%(5)
Portfolio turnover rate(7)	57%	40%
(1)	Commencement of operations.
(2)	Based on average daily shares outstanding.
(3)	Amount represents less than $0.005.
(4)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(5)	Annualized.
(6)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(7)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (continued)
ARK Web x.0 ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2019	Year Ended July 31, 2018		For the Period Ended July 31, 2017(1)		Year Ended August 31, 2016	For the Period September 30, 2014(2) through August 31, 2015
Per Share Data:
Net asset value, beginning of period	$55.10	$36.82		$24.42		$22.02	$20.00
Net investment loss(3)	(0.33)	(0.09)		(0.17)		(0.17)	(0.13)
Net realized and unrealized gain on investments	3.09	19.32	(4)	12.57		3.10	2.15
Total gain from investment operations	2.76	19.23		12.40		2.93	2.02
Distributions to shareholders:
Net investment income	—	(0.13)		—		—	—
Net realized gains	(5.54)	(0.82)		—		(0.53)	—
Total distributions	(5.54)	(0.95)		—		(0.53)	—
Net asset value, end of period	$52.32	$55.10		$36.82		$24.42	$22.02
Market value, end of period	$52.48	$55.08		$36.85		$24.38	$21.92
Total Return at Net Asset Value(5)	7.49%	52.71	%(4)	50.77%		13.43%	10.10%
Total Return at Market Value(5)	7.80%	52.53	%(4)	51.15%		13.83%	9.60%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$431,660	$672,276		$68,109		$14,654	$12,111
Ratio to average net assets of:
Expenses	0.75%	0.75%		0.75	%(6)	0.89%	0.95	%(6)
Net investment loss(7)	(0.63)%	(0.18)%		(0.62	)%(6)	(0.78)%	(0.65	)%(6)
Portfolio turnover rate(8)	92%	68%		52%		86%	103%
(1)	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(2)	Commencement of operations.
(3)	Based on average daily shares outstanding.
(4)	The Adviser has reimbursed the Fund $13,774 for a procedural error. The impact was deemed immaterial to net realized and unrealized gain on investments and the Fund’s total return, representing less than $0.005 per share.
(5)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the NYSE Arca, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(6)	Annualized.
(7)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(8)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Financial Highlights (concluded)
The 3D Printing ETF

For a share outstanding throughout each period presented.

	Year Ended July 31, 2019	Year Ended July 31, 2018	For the Period Ended July 31, 2017(1)		For the Period July 19, 2016(2) through August 31, 2016
Per Share Data:
Net asset value, beginning of period	$24.22	$25.52	$20.81		$20.00
Net investment loss(3)	(0.01)	(0.04)	(0.03)		0.00	(4)
Net realized and unrealized gain (loss) on investments	(2.01)	(0.73)	4.74		0.81
Total gain (loss) from investment operations	(2.02)	(0.77)	4.71		0.81
Distributions to shareholders:
Net investment income	—	—	(0.00	)(4)	—
Net realized gains	(0.16)	(0.53)	—		—
Total distributions	(0.16)	(0.53)	—		—
Net asset value, end of period	$22.04	$24.22	$25.52		$20.81
Market value, end of period	$22.25	$24.32	$25.52		$20.90
Total Return at Net Asset Value(5)	(8.25)%	(3.05)%	22.64%		4.05%
Total Return at Market Value(5)	(7.76)%	(2.64)%	22.11%		4.50%
Ratios/Supplemental Data:
Net assets, end of period (000’s omitted)	$39,672	$47,220	$35,726		$6,243
Ratio to average net assets of:
Expenses	0.66%	0.66%	0.66	%(6)	0.67	%(6)
Net investment income (loss)(7)	(0.04)%	(0.17)%	(0.14	)%(6)	0.19	%(6)
Portfolio turnover rate(8)	51%	53%	65%		—%
(1)	The Trust changed its fiscal and tax reporting period from August 31 to July 31.
(2)	Commencement of operations.
(3)	Based on average daily shares outstanding.
(4)	Amount represents less than $0.005.
(5)	Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value. Market value total return is calculated assuming an initial investment made at the market value at the beginning of the period, reinvestment of all dividends, and distributions at market value during the period, and sale at the market value on the last day of the period. Market returns are based on the trade price at which shares are bought and sold on the Cboe BZX Exchange, Inc. using the last share trade. Total return calculated for a period of less than one year is not annualized.
(6)	Annualized.
(7)	Net investment income (loss) represents dividends received by the Fund from its underlying investments less expenses paid by the Fund during the period.
(8)	Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s capital shares.

See accompanying Notes to Financial Statements.

Notes to Financial Statements
July 31, 2019

1. Organization

ARK ETF Trust (“Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was organized as a Delaware statutory trust on June 7, 2013. The Trust consists of seven (7) investment portfolios: ARK Fintech Innovation ETF, ARK Genomic Revolution ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Israel Innovative Technology ETF, ARK Web x.0 ETF, and The 3D Printing ETF (each, a “Fund” and collectively, “Funds”). On February 4, 2019, the Trust launched its seventh investment portfolio, the ARK Fintech Innovation ETF. Each Fund is classified as a non-diversified management investment company under the 1940 Act.

Effective November 30, 2018, the ARK Genomic Revolution Multi-Sector ETF changed its name to the ARK Genomic Revolution ETF.

The investment objective of ARK Fintech Innovation ETF, ARK Genomic Revolution ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF is long-term growth of capital. The ARK Israel Innovative Technology ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the ARK Israel Innovation Index. The 3D Printing ETF seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the Total 3D-Printing Index. There can be no assurance that the Funds will achieve their respective investment objectives.

The Trust’s fiscal and tax reporting period is July 31.

2. Significant Accounting Policies

These financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which require management to make estimates and assumptions that affect the reported amount of assets and liabilities, the disclosure of contingent liabilities at the date of the financial statements, and the reported amount of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The Trust is an investment company and follows the investment company accounting standards and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standard Codification (“ASC”) Topic 946, “Financial Services — Investment Companies”. The following summarizes the significant accounting policies of the Funds:

Investment Valuation

The values of each Fund’s securities are based on such securities’ closing prices on the principal market on which the securities are traded. Such valuations would typically be categorized as Level 1 in the fair value hierarchy. If a security’s market price is not readily available or does not otherwise accurately reflect the market value of such security, the security will be fair valued by ARK Investment Management LLC (“Adviser”) in accordance with the Trust’s valuation policies and procedures that were approved by the Board of Trustees of the Trust (“Board”). Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a Fund’s security has been materially affected by events occurring after the close of the market on which such security is principally traded (such as a corporate action or other news that may materially affect the price of such security) or trading in such security has been suspended or halted. Such valuations would typically be categorized as Level 2 or Level 3 in the fair value hierarchy. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security could be materially different than the value that could be realized upon the sale of such security.

Investment Transactions

Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method. Dividend income is recognized on the ex-dividend date, except for certain foreign dividends that may be recorded as soon as such information becomes available. Interest income and expenses are recognized on the accrual basis.

Dividend Distributions

Distributions to shareholders are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Each Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends.

Currency Translation

Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

Notes to Financial Statements (continued)
July 31, 2019

The effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments in each Fund’s statement of operations. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3. Management and Other Agreements

Management

Effective June 1, 2016 (or upon commencement of operations, if later), the ARK Fintech Innovation ETF, ARK Genomic Revolution ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF each pay the Adviser a fee calculated daily and payable monthly at an annual rate (stated as a percentage of the average daily net assets of the Fund) of 0.75% (“Management Fee”) in return for providing investment management and supervisory services under a comprehensive unitary fee structure. The 3D Printing ETF pays the Adviser a Management Fee of 0.65% in return for providing investment management and supervisory services under a comprehensive unitary fee structure. The ARK Israel Innovative Technology ETF pays the Adviser a Management Fee of 0.48% in return for providing investment management and supervisory services under a comprehensive unitary fee structure. Prior to June 1, 2016, the ARK Genomic Revolution ETF, ARK Industrial Innovation ETF, ARK Innovation ETF and ARK Web x.0 ETF each paid an annualized rate of 0.95%. Subject to the supervision of the Board, the Adviser provides investment management services to each Fund and provides, or causes to be furnished, all supervisory and other services reasonably necessary for the operation of each Fund and also bears the costs of various third-party services required by the Funds, including administration, certain custody, audit, legal, transfer agency, and printing costs. In addition to the Management Fee, each Fund bears other fees and expenses, such as taxes and governmental fees, brokerage fees, commissions and other transaction expenses, certain foreign custodial fees and expenses, costs of borrowing money, including interest expenses, and extraordinary expenses (such as litigation and indemnification expenses).

Administrator, Custodian, Transfer Agent and Accounting Agent

The Bank of New York Mellon is the administrator for the Funds, the custodian of the Funds’ assets and provides transfer agency, fund accounting and various administrative services to the Funds (in each capacity, “Administrator,” “Custodian,” “Transfer Agent” or “Accounting Agent”). The Bank of New York Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Distribution

Foreside Fund Services, LLC serves as the Funds’ distributor (“Distributor”). The Trust has adopted a distribution and service plan (“Rule 12b-1 Plan”) pursuant to Rule 12b-1 under the 1940 Act. Under the Rule 12b-1 Plan, each Fund is authorized to pay distribution fees in connection with the sale and distribution of its shares and pay service fees in connection with the provision of ongoing services to shareholders. To date, the Rule 12b-1 Plan has not been implemented for the Funds and there is no current intention to implement the Rule 12b-1 Plan.

Board of Trustees

Effective January 1, 2019, each Independent Trustee receives an annual retainer fee of $80,000 for services provided as a Trustee of the Trust, plus out-of-pocket expenses related to attendance at Board and Committee Meetings. The Chairs of the Board and of the Audit Committee each also receive an additional annual retainer fee of $15,000 and $12,500, respectively, for service as such.

4. Creation and Redemption Transactions

As of July 31, 2019, there were an unlimited number of shares of beneficial interest without par value authorized by the Trust. Individual shares of a Fund may only be purchased and sold at market prices on a national securities exchange through a broker-dealer. Such transactions may be subject to customary commission rates imposed by the broker-dealer, and market prices for a Fund’s shares may be at, above or below its net asset value (“NAV”) depending on the premium or discount at which the Fund’s shares trade.

Each Fund issues and redeems shares at its NAV only in a large specified number of shares each called a “Creation Unit,” or multiples thereof, and only with “authorized participants” who have entered into contractual arrangements with the Distributor. A Creation Unit consists of 50,000 shares (25,000 shares with respect to the ARK Israel Innovative Technology ETF). Except when aggregated in Creation Units, shares of each Fund are not redeemable. Transactions in shares for each Fund are disclosed in detail in the Statements of Changes in Net Assets. The consideration for a purchase of Creation Units generally consists of the in-kind deposit of specified securities and an amount of cash or, as permitted or required by a Fund, of cash. A fixed transaction fee is imposed on each creation and redemption transaction. In addition, a variable charge for certain creation and redemption transactions will be imposed.

Notes to Financial Statements (continued)
July 31, 2019

5. Investment Transactions

The cost of purchases and the proceeds from sales of investment securities (excluding in-kind subscriptions and redemptions and short-term investments) for the year ended July 31, 2019 were as follows:

Fund	Purchases	Sales
ARK Fintech Innovation ETF	$13,954,455	$12,159,865
ARK Genomic Revolution ETF	222,764,430	230,316,621
ARK Industrial Innovation ETF	92,040,941	96,895,941
ARK Innovation ETF	1,153,948,312	1,196,033,678
ARK Israel Innovative Technology ETF	11,700,798	12,823,264
ARK Web x.0 ETF	473,819,591	526,175,366
The 3D Printing ETF	21,647,207	21,436,744

For the year ended July 31, 2019, the cost of in-kind subscriptions and the proceeds from in-kind redemptions were as follows:

	In-Kind
Fund	Subscriptions	Redemptions
ARK Fintech Innovation ETF	$66,183,443	$1,048,828
ARK Genomic Revolution ETF	234,783,995	49,136,993
ARK Industrial Innovation ETF	49,975,342	27,199,715
ARK Innovation ETF	645,862,880	203,571,429
ARK Israel Innovative Technology ETF	2,686,197	4,646,694
ARK Web x.0 ETF	81,672,164	287,102,998
The 3D Printing ETF	2,210,684	5,414,201

6. Federal Income Tax

Each Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. If so qualified, a Fund will not be subject to Federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accounting for Uncertainty in Income Taxes provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements, and requires the evaluation of tax positions taken or expected to be taken in the course of preparing a Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions not deemed to meet the more-than-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Interest and penalty related to income taxes would be recorded as income tax expense. Management of the Funds is required to analyze all open tax years (2016 – 2019), as defined by IRS statute of limitations, for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of July 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds have no examination in progress and are not aware of any tax positions for which it is reasonably possible that the amounts of unrecognized tax benefits will significantly change in the next twelve months.

At July 31, 2019, the approximate cost of investments and net unrealized appreciation (depreciation) for federal income tax purposes was as follows:

Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
ARK Fintech Innovation ETF	$68,558,814	$7,859,371	$(2,142,679)	$5,716,692
ARK Genomic Revolution ETF	428,271,818	84,473,514	(46,648,141)	37,825,373
ARK Industrial Innovation ETF	163,951,745	22,089,795	(18,910,134)	3,179,661
ARK Innovation ETF	1,579,195,959	303,925,408	(151,583,562)	152,341,846
ARK Israel Innovative Technology ETF	19,888,341	2,663,348	(3,503,555)	(840,207)
ARK Web x.0 ETF	425,419,417	52,551,800	(46,186,385)	6,365,415
The 3D Printing ETF	37,525,043	4,800,184	(2,286,136)	2,514,048

Notes to Financial Statements (continued)
July 31, 2019

The differences between book-basis and tax-basis components of net assets are primarily attributable to tax deferral of losses on wash sales, non-REIT income and basis adjustments, grantor trust adjustments, and undistributed short-term capital gains treated as ordinary income for tax purposes.

At July 31, 2019, the components of distributable earnings/loss on a tax basis were as follows:

Fund	Undistributed Income	Undistributed Long-term Capital Gains	Accumulated Capital Losses	Net Unrealized Appreciation (Depreciation)	Total Earnings (Losses)
ARK Fintech Innovation ETF	$1,037,772	$—	$—	$5,716,674	$6,754,446
ARK Genomic Revolution ETF	15,340,152	—	—	37,825,373	53,165,525
ARK Industrial Innovation ETF	—	—	(6,858,732)	3,179,661	(3,679,071)
ARK Innovation ETF	7,062,779	—	—	152,341,846	159,404,625
ARK Israel Innovative Technology ETF	292,288	—	(766,700)	(840,232)	(1,314,644)
ARK Web x.0 ETF	—	—	(32,327,284)	6,365,415	(25,961,869)
The 3D Printing ETF	16,493	—	(8,431,068)	2,514,357	(5,900,218)

At July 31, 2019, the effect of permanent book/tax reclassifications resulted in increase/(decrease) to the components of net assets as follows:

Fund	Total Distributable Earnings	Paid-in Capital
ARK Fintech Innovation ETF	$(109,543)	$109,543
ARK Genomic Revolution ETF	(13,503,630)	13,503,630
ARK Industrial Innovation ETF	(8,822,402)	8,822,402
ARK Innovation ETF	(53,934,142)	53,934,142
ARK Israel Innovative Technology ETF	(997,684)	997,684
ARK Web x.0 ETF	(53,685,595)	53,685,595
The 3D Printing ETF	(1,083,566)	1,083,566

The tax character of distributions paid during the years indicated was as follows:

	Period Ended July 31, 2019		Period Ended July 31, 2018
Fund	Ordinary Income*	Long-Term Capital Gain	Ordinary Income*	Long-Term Capital Gain
ARK Fintech Innovation ETF	$—	$—	$—	$—
ARK Genomic Revolution ETF	2,428,628	2,493,590	415,312	290,860
ARK Industrial Innovation ETF	1,500,813	2,847,795	1,072,610	703,605
ARK Innovation ETF	33,361,656	1,107,324	4,463,463	485,779
ARK Israel Innovative Technology ETF	586,392	—	—	—
ARK Web x.0 ETF	44,701,118	5,414,162	2,903,724	1,958,185
The 3D Printing ETF	292,707	—	820,636	180,455

*	For tax purposes short-term capital gain distributions are considered ordinary income distributions.

Notes to Financial Statements (continued)
July 31, 2019

Under current tax regulations, capital losses on securities transactions realized after October 31 (“Post-October Losses”) may be deferred and treated as occurring on the first business day of the following fiscal year. For the year ended July 31, 2019, the Funds incurred and elected to defer to August 1, 2019 Post-October Losses and ordinary income losses as follows:

Fund	Late Year Ordinary Deferral	Capital Post-October Loss
ARK Fintech Innovation ETF	$—	$—
ARK Genomic Revolution ETF	—	—
ARK Industrial Innovation ETF	433,737	6,424,995
ARK Innovation ETF	—	—
ARK Israel Innovative Technology ETF	—	—
ARK Web x.0 ETF	1,848,637	30,478,647
The 3D Printing ETF	—	—

At July 31, 2019, for Federal income tax purposes, the Funds have capital loss carryforwards available as shown in the table below, to the extent provided by regulations, to offset future capital gains for an unlimited period. To the extent that these capital loss carryforwards are used to offset future capital gains, it is probable that the capital gains so offset will not be distributed to shareholders.

	Short-Term	Long-Term	Total Amount
ARK Fintech Innovation ETF	$—	$—	$—
ARK Genomic Revolution ETF	—	—	—
ARK Industrial Innovation ETF	—	—	—
ARK Innovation ETF	—	—	—
ARK Israel Innovative Technology ETF	793,580	—	793,580
ARK Web x.0 ETF	—	—	—
The 3D Printing ETF	458,365	7,972,703	8,431,068

7. Indemnification Obligations

The Funds have a variety of indemnification obligations under contracts with their service providers. The Funds’ maximum exposure under these arrangements is unknown. However, the Funds have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

8. Investment Concentration

Concentration Risk: The ARK Fintech Innovation ETF will be concentrated in securities of issuers having their principal business activities in the communication, technology and financials group of industries. The ARK Genomic Revolution ETF will be concentrated in securities of issuers having their principal business activities in any industry or group of industries in the health care sector, including issuers having their principal business activities in the biotechnology industry. The ARK Industrial Innovation ETF will be concentrated in securities of issuers having their principal business activities in groups of industries in the industrials and information technology sectors, although it will not concentrate in any specific industry. The ARK Web x.0 ETF will be concentrated in securities of issuers having their principal business activities in the Internet information provider and catalog and mail order house industry. The 3D Printing ETF and the ARK Israel Innovative Technology ETF may each invest 25% or more of the value of its respective net assets in securities of issuers in any one industry or group of industries if the applicable index that the Fund replicates concentrates in an industry or group of industries. This concentration limit does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. The ARK Innovation ETF will not be concentrated in any industry.

As of July 31, 2019, the ARK Genomic Revolution ETF had more than 25% of its assets invested in the biotechnology industry. To the extent a Fund’s holdings are concentrated in a particular industry or group of industries, adverse market conditions affecting those industries may have a more significant impact on the Fund than they would on a Fund investing in a broader range of securities and the value of the Fund’s shares may fluctuate more than shares of a fund investing in a broader range of securities.

Notes to Financial Statements (concluded)
July 31, 2019

The Funds’ prospectuses contain additional information regarding the risks associated with an investment in a Fund.

9. New Accounting Pronouncement

In August 2018, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework — Changes to the Disclosure Requirements for Fair Value Measurements. The amendments in the ASU modify the disclosure requirements on fair value measurements in Topic 820. The ASU is effective for interim and annual reporting periods beginning after December 15, 2019. Management is currently evaluating the impact, if any, of applying this provision and believes the adoption of this ASU will not have a material impact on the financial statements.

On October 4, 2018, the Securities and Exchange Commission (the “SEC”) amended Regulation S-X to require certain financial statement disclosure requirements so as to conform to U.S. GAAP for investment companies. Effective November 4, 2018, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The Funds’ adoption of those amendments, effective with the financial statements prepared as of January 31, 2019, had no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Subsequent events occurring after the date of this Report have been evaluated for potential impact to this Report through the date the Report was issued, and it has been determined that no events have occurred that require disclosure.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
ARK ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of ARK Fintech Innovation ETF, ARK Genomic Revolution ETF, ARK Industrial Innovation ETF, ARK Innovation ETF, ARK Israel Innovative Technology ETF, ARK Web x.0 ETF, and The 3D Printing ETF (the “Funds”), each a series of ARK ETF Trust (the “Trust”), including the schedules of investments, as of July 31, 2019, and with respect to the ARK Industrial Innovation ETF and ARK Web x.0 ETF, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended, for the eleven months ended July 31, 2017, for the year ended August 31, 2016 and the period September 30, 2014 (commencement of operations) through August 31, 2015, with respect to the ARK Genomic Revolution ETF and ARK Innovation ETF, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the two years in the period then ended, for the eleven months ended July 31, 2017, for the year ended August 31, 2016, and the period October 31, 2014 (commencement of operations) through August 31, 2015, with respect to The 3D Printing ETF, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for the two years in the period then ended, for the eleven months ended July 31, 2017 and for period July 19, 2016 (commencement of operations) through August 31, 2016, with respect to ARK Israel Innovative Technology ETF, the related statement of operations for the year then ended, statement of changes in net assets and financial highlights for the year then ended and for the period December 5, 2017 (commencement of operations) through July 31, 2018, and with respect to ARK Fintech Innovation ETF, the related statement of operations, statement of changes in net assets and financial highlights for the period February 4, 2019 (commencement of operations) through July 31, 2019, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of July 31, 2019, the results of their operations, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2014.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2019 by correspondence with the custodian and brokers, and other appropriate auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
September 23, 2019

Supplemental Information (Unaudited)

Quarterly Portfolio Schedule. The ARK ETF Trust files with the Securities and Exchange Commission on Form N-Q the complete schedule of portfolio holdings for each ARK ETF for the first and third quarters of each fiscal year. The ARK ETF Trust’s Forms N-Q are available on the Securities and Exchange Commission’s website at www.sec.gov. The most recent Form N-Q is available without charge, upon request, by calling 1-212-426-7040. In addition, each ARK ETF’s current portfolio holdings are updated daily and are available on our website, www.ark-funds.com.

Proxy Voting Policies and Procedures. A description of ARK Investment Management LLC’s proxy voting policies and procedures, which are applicable to the ARK ETFs, is available without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com or the Securities and Exchange Commission’s website at www.sec.gov.

Proxy Voting Record. The ARK ETFs file with the Securities and Exchange Commission their proxy voting records on Form N-PX for each 12 month period ending June 30. Form N-PX must be filed each year by August 31. The most recent Form N-PX or voting record information is available without charge, upon request, by calling 1-212-426-7040 collect or visiting the Securities and Exchange Commission’s website at www.sec.gov.

Premium/Discount Information. Information about the difference between daily market prices on the secondary market for shares of each ARK ETF and the ARK ETF’s net asset value can be found on our website, www.ark-funds.com.

Tax Information

Form 1099-DIV and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors. Each Fund designates the following amounts or, if subsequently determined to be different, the maximum allowable for its year ended July 31, 2019.

	Qualified Dividend Income*	Dividends Received Deduction*
ARK Fintech Innovation ETF	0%	0%
ARK Genomic Revolution ETF	3%	3%
ARK Industrial Innovation ETF	51%	36%
ARK Innovation ETF	4%	3%
ARK Israel Innovative Technology ETF	14%	0%
ARK Web x.0 ETF	3%	2%
The 3D Printing ETF	26%	18%
*	The above percentage is based on ordinary income dividends paid to shareholders during each Fund’s fiscal year.

Board Approval of Management Agreements (Unaudited)

Annual Review and Approval of Trust Contracts

Under section 15(c) of the Investment Company Act of 1940 (“1940 Act”), the ARK ETF Trust’s (“Trust”) Board of Trustees (“Trustees” or “Board”), including a majority of Trustees who are not “interested persons” of the Trust (as that term is defined in the 1940 Act) (“Independent Trustees”), is required annually to consider the continuation of (i) the Supervision Agreement between the Trust and ARK Investment Management, LLC (“ARK”) on behalf of each series of the Trust (each, a “Fund” and, collectively, “Funds”); and (ii) the Investment Advisory Agreement between the Trust and ARK (collectively, “Management Agreements”) on behalf of each Fund. In advance of the quarterly Board meeting held on June 24, 2019 (“Meeting”), the Independent Trustees reviewed and discussed with ARK, Trust counsel and counsel to the Independent Trustees information provided by ARK in connection with the Board’s consideration of the continuation of the Management Agreements. The Independent Trustees also considered other information, provided to the Board during the year, as part of its evaluation process. Prior to voting on the Management Agreements, the Independent Trustees met in Executive Session with ARK’s senior management and also met in private sessions with their counsel at which time no representatives of management were present.

After the presentation of relevant information by ARK’s senior management and extensive discussions prior to and at the Meeting, the Trustees, including the Independent Trustees voting separately, unanimously approved the continuance of the Management Agreements on behalf of the Funds. The determination made by all of the Trustees to approve the continuation of the Management Agreements was made on the basis of each Trustee’s business judgment after considering all of the information presented to them. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the contract review process. In approving the continuation of the Management Agreements for each Fund, the following factors were considered by the Trustees, and no one factor was determinative:

(a) The nature, extent and quality of the services provided by ARK to the Funds under the Management Agreements. The Trustees considered the nature, extent and quality of the services that ARK provides and will continue to provide under the Management Agreements, including: (i) the qualifications of the portfolio manager, analysts and other key personnel of ARK who provide and will continue to provide the supervisory and advisory services to the Trust; and (ii) the terms of the Management Agreements. The Trustees took into account ARK’s senior management’s discussion of the various duties and responsibilities of ARK under the Management Agreements. The Trustees also considered the organizational structure of ARK, the quality of ARK’s investment, administrative, operations, and legal personnel and ARK’s management of the operations of the Funds.

Based on these and other factors, the Trustees concluded that the nature, extent and quality of the supervisory and investment advisory services that would continue to be provided to the Funds by ARK were satisfactory and supported the decision of the Trustees to approve the continuation of the Management Agreements with respect to each Fund.

(b) The investment performance of the Funds relative to comparable funds managed by ARK and other investment advisers. The Trustees considered information concerning the performance of each of the Funds and comparable funds (if any) managed by ARK and comparable funds (including registered investment companies, such as ETFs) managed by other investment advisers measured against the performance of appropriate, recognized market indices for the one-year, three-year and since inception periods ended March 31, 2019. The Trustees also considered ARK’s senior management’s discussion of the performance of the Funds.

Based upon their review of the investment performance of each Fund and ARK’s senior management’s discussion of the investment performance of the Funds, the Trustees concluded that each Fund’s overall performance was satisfactory relative to the performance of comparable funds and relevant market indices.

(c) A comparison of the current annual advisory fees of the Funds with those of other funds and other proprietary, private or other pooled funds managed by ARK with comparable investment strategies. The Trustees considered a comparison of the advisory fees paid by the Funds with those paid by comparable actively-managed funds and ETFs and passively-managed ETFs. The Board noted that the advisory fee paid by each actively-managed Fund was at or below the advisory fees of most of the actively-managed funds and ETFs in the peer comparison group and that the advisory fee paid by each passively-managed Fund was below the advisory fees of the passively-managed ETFs in the peer comparison group. The Board also considered fee information for comparable funds and accounts managed by ARK. The Board noted that the fees paid by certain funds and accounts managed by ARK are the same as the advisory fees paid by the Funds and that in instances where comparable funds or accounts managed by ARK paid lower fees than the Funds, ARK generally provides these clients with fewer services than it provides to the Funds. The Board also reviewed the appropriateness of the universe of funds to whose investment advisory fees the advisory fees of the Funds were compared, and took into consideration ARK’s statement that there are a limited number of funds and ETFs that are comparable to the Funds.

Board Approval of Management Agreements (Unaudited) (concluded)

Based on their review of the comparative fee data and the other factors considered, the Trustees concluded that the advisory fee paid by each Fund was reasonable in light of the services received by the Fund.

(d) A comparison of the annual management fees (under the Supervision Agreement) and the annual advisory fees (under the Investment Advisory Agreement) for the Funds with the fees of comparable funds and other accounts managed by other advisers. The Trustees considered a comparison of the net expense ratios of the Funds with the net expense ratios of (i) similar actively-managed equity ETFs that ARK had identified as the most comparable to the Funds; and (ii) passively-managed thematic equity ETFs that ARK had identified as the most comparable to the Funds. The Trustees noted that the actively-managed Funds’ net expense ratios generally were in line with those of comparable actively-managed ETFs and that the passively-managed Funds’ net expense ratios generally were in line with those of comparable passively-managed ETFs. The Trustees took into account the statement by management that there are a limited number of ETFs that are comparable to the Funds and management’s discussion of any differences between the net expense ratios of comparable ETFs and those of the Funds.

The Trustees also took into consideration ARK’s view that the unitary structure of the Funds’ management fees (which includes, among other things, the advisory fees) would continue to be easy to understand by investors and would provide a level of predictability with respect to the total expense ratios for the Funds.

Based on the fee comparisons provided to the Board and other factors considered, the Trustees concluded that the net expense ratio of each Fund, which reflected both the management fee and advisory fee, was reasonable.

(e) The extent to which economies of scale may be realized as the Funds’ assets increase and whether fee levels would reflect economies of scale. The Trustees considered ARK’s senior management’s discussion of the structure of the current management fees and advisory fees and noted that the unitary fee structure effectively acts as a cap on the fees and expenses (excluding certain specific investment-related and extraordinary fees and expenses) that are borne by the Funds. The Trustees noted that ARK still bears most of the ordinary fees and expenses of each Fund. The Trustees also noted that, although there currently are no breakpoints in any Fund’s management fees or advisory fees, if a Fund’s assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses.

Based on these considerations, the Trustees concluded that adding breakpoints at specified levels to the Funds’ management fees and advisory fees was not appropriate at that time.

(f) The cost of the services provided and profits realized by ARK from the relationship with the Trust. The Trustees considered that certain fees and expenses of the Funds had been assumed and paid by ARK in accordance with the Management Agreements. The Trustees noted that for the 2018 calendar year, all but two of the Funds had been profitable to ARK.

Based on the information provided to the Trustees, the Trustees concluded that ARK’s profitability was reasonable given the quality and scope of services provided by ARK and the overall investment performance of the Funds.

(g) Benefits derived or to be derived by ARK and its affiliates from ARK’s relationship with the Funds. The Trustees noted that ARK’s reputation as an asset manager has likely benefitted from the performance of the Funds and had the potential to aid ARK in gathering assets for its non-fund business operations. The Trustees also considered that ARK’s affiliates were likely to benefit from the popularity and positive reception of the Funds.

The Board concluded that the nature and amount of any indirect benefits received by ARK and its affiliates from ARK’s relationship with the Funds are reasonable.

(h) Financial Resources of ARK. The Trustees then considered whether ARK was financially sound and had adequate resources to perform its obligations under the Management Agreements.

Based on the information provided to the Board, the Trustees concluded that ARK had sufficient financial resources necessary to perform its obligations under the Management Agreements.

General Conclusion. Based on its consideration of all of the above factors, and such other information as it deemed relevant, the Board concluded that it would be in the best interest of each Fund and its shareholders to approve the continuation of the Management Agreements, including the fees payable under those Agreements. Accordingly, the Board, with Independent Trustees voting separately, unanimously approved the continuation of the Management Agreements with respect to each Fund.

Board of Trustees and Executive Officers (Unaudited)

Trustees and Executive Officers. Information about the Trustees and Executive Officers of the Trust as of July 31, 2019, including their business addresses, ages and principal occupations during the past five years, and other directorships of publicly traded companies or funds, is set forth in the table below.

Independent Trustees

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Scott R. Chichester, 49	Trustee	Since June 30, 2014	Chief Financial Officer, Sterling Seal & Supply Inc. (since 2011); Director, President and Treasurer, Bayview Acquisition Corp (since 2010); CPA, Penda Aiken Inc. (2009 – 2011) (consultant); Founder and President, DirectPay USA LLC (since 2006) (payroll company); Chief Financial Officer, Ong Corporation (2002 – 2010) (technology company); Proprietor, Scott R. Chichester CPA (since 2001) (CPA firm).

Director of Bayview Acquisition Corp (since 2010); Trustee of Global X Funds (since 2008); Director of Sterling Seal & Supply Inc. (since 2011).
Darlene T. DeRemer, 63	Trustee	Since June 30, 2014	Managing Partner, Grail Partners LLC (since 2005).	Trustee, Member of Executive Committee and Chair of Investment and Endowment Committee of Syracuse University (since 2010); Interested Trustee, American Independence Funds (since 2015); Trustee, Risk X Investment Funds (since September 2016); Director, United Capital Financial Planners; Director, Hillcrest Asset Management.

Robert G. Zack, 71	Trustee	Since June 30, 2014	Adjunct Professor at the University of Virginia School of Law; Counsel, Dechert LLP
(2012 – 2014); Executive Vice President, OppenheimerFunds, Inc. (2004 – 2011); General Counsel, OppenheimerFunds, Inc. (2002 – 2010); Secretary and General Counsel, Oppenheimer Acquisition Corp. (2001 – 2011); Executive Vice President, General Counsel and Director, OFI Trust Co. (2001 – 2011); Vice President and Secretary, Oppenheimer Funds (2002 – 2011).

Trustee of University of Virginia Law School Foundation (since 2011).

(1)	The address for each Trustee and officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.
(2)	Each Trustee serves until resignation, death, retirement or removal.

Board of Trustees and Executive Officers (Unaudited) (concluded)

Interested Trustee

Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	Other Directorships Held By Trustee During Past Five Years
Catherine D. Wood, 63	Chief Executive Officer, Chief Investment Officer and Trustee	Since June 7, 2013	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015);
			Senior Vice President and Chief Investment Officer of Thematic Portfolios, AllianceBernstein L.P. (2009 – 2013).	None.
(1)	The address for each Trustee and officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.
(2)	Each Trustee serves until resignation, death, retirement or removal.

Officer Information

Officer’s Name, Address(1) and Age	Position(s) Held with the Trust	Term of Office(2) and Length of Time Served	Principal Occupation(s) During The Past Five Years
Catherine D. Wood, 63	Trustee, Chief Executive Officer and Chief Investment Officer	Since 6/30/14	Managing Member, Founder and Chief Executive Officer, ARK Investment Management LLC (since 2013); President, ARK ETF Trust (2014 – 2015); Senior Vice President and Chief Investment Officer of Strategic Thematic Strategies, AllianceBernstein L.P. (2001 – 2013).

William C. Cox, 53	Treasurer and Chief Financial Officer	Since 6/30/14*	Principal Financial Officer, Investment Products, ARK Investment Management LLC (since June 2018); Fund Principal Financial Officer, Foreside Financial Group, LLC (2013 – 2018); Vice President, State Street Corporation (1997 – 2012).

Kellen Carter, 36	Chief Compliance Officer; Secretary; Chief Legal Officer	Since 5/26/16 Since 5/26/16 Since 12/16/16	Chief Compliance Officer, Associate General Counsel (since April 2016), Interim General Counsel, ARK Investment Management LLC (2016 – 2018), Corporate Counsel, ARK Investment Management LLC (since July 2018); Management Consultant, Wealth and Asset Management Division Ernst & Young LLP (2014 – 2016); Attorney, Risk and Examinations Office, Division of Investment Management, United States Securities and Exchange Commission (2013 – 2014); Examiner, Division of Investment Management, United States Securities and Exchange Commission (2012 – 2013); Examiner, Office of Compliance, Inspections, and Examinations, United States Securities and Exchange Commission (2010 – 2012).

Thomas G. Staudt, 31	President Vice President	Since 12/16/16 03/27/15 – 12/16/16	Director of Product Development and Associate Operating Officer (2015 – 2016), Interim Chief Operating Officer, ARK Investment Management LLC (2016 – 2018), Chief Operating Officer, ARK Investment Management LLC (since April 2018); Associate Portfolio Manager, ARK Investment Management LLC (2014 – 2015); Account Executive, WILX (2010 – 2012).
(1)	The address for each officer is 3 E. 28th Street, 7th Floor, New York, NY 10016.
(2)	Officers are elected yearly by the Trustees.

The Statement of Additional Information for the Trust includes additional information about the Trustees and is available, without charge, upon request, by calling 1-212-426-7040 collect or visiting our website at www.ark-funds.com.

*	In January 2018, William C. Cox resigned from Foreside Financial Group. In his place, Joshua G. Hunter served as Treasurer & CFO of the Trust. In June 2018, William was subsequently hired as an employee of ARK Investment Management, LLC and resumed his responsibilities as Treasurer & CFO of the Trust.

General Information (Unaudited)

Investment Adviser
ARK Investment Management LLC
3 E. 28th Street, 7th Floor
New York, NY 10016

Administrator, Custodian, Transfer Agent, and Accounting Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Distributor
Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, ME 04101

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102-2529

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds’ risks, objectives, fees and expenses, experience of their management, and other information.

ARK Invest | 3 E. 28th Street, 7th Floor, New York, NY 10016 | 212.426.7040 | info@ark-invest.com | ark-funds.com

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (“Code of Ethics”).

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from a provision of the Code of Ethics that relates to one or more of the items set forth in paragraph (b) of this Item’s instructions.

(f)	The Code of Ethics is attached hereto as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Scott R. Chichester is qualified to serve as an “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal years are $84,000 for July 31, 2018 and $100,000 for July 31, 2019.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for July 31, 2018 and $0 for July 31, 2019.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $21,000 for July 31, 2018 and $28,000 for July 31, 2019.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for July 31, 2018 and $0 for July 31, 2019.

(e)(1)	The registrant’s audit committee (“Audit Committee”) has adopted an Audit and Non-Audit Services Pre-Approval Policy (“Pre-Approval Policy”) that applies to any and all engagements of the independent auditor to the registrant for audit, non-audit, tax or other services. Pursuant to the Pre-Approval Policy, the Audit Committee is required to pre-approve the audit services and permissible non-audit services proposed to be performed by the independent auditor for the registrant to assure that the independence of the auditor is not in any way compromised or impaired. In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee may either grant general pre-approval of proposed services of the independent auditor through adoption of a list of authorized services together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval of services provided on a case-by-case basis (“specific pre-approval”). Unless particular services have received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. The annual audit services engagement terms and fees for the independent auditor for the registrant require specific pre-approval of the Audit Committee. The Audit Committee may grant general pre-approval for (i) other audit services, which are those services that only the independent auditor reasonably can provide, (ii) audit related services, (iii) those tax services that have historically been provided by the independent auditor, and (iv) those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services. The Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee has not delegated either general or specific pre-approval authority to one or more of its members.

(e)(2)	The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) N/A

(c) N/A

(d) N/A

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the registrant’s fiscal year ended July 31, 2018 were $0 and for July 31, 2019 were $0.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	As of a date within 90 days of the filing date of this Form N-CSR, the registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ARK ETF Trust

By (Signature and Title)* /s/ Catherine D. Wood

Catherine D. Wood, Chief Executive Officer and Chief Investment Officer

(principal executive officer)

Date 10/01/19

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Catherine D. Wood

Catherine D. Wood, Chief Executive Officer and Chief Investment Officer

(principal executive officer)

Date 10/01/19

By (Signature and Title)* /s/ William C. Cox

William C. Cox, Treasurer and Chief Financial Officer

(principal financial officer)

Date 10/01/19

* Print the name and title of each signing officer under his or her signature.